For further information: Michele Lopiccolo, VP, Investor Relations Phone 504/576-4879, Fax 504/576-2897 mlopicc@entergy.com

INVESTOR NEWS

Exhibit 99.1

July 31, 2007

ENTERGY REPORTS SECOND QUARTER EARNINGS

NEW ORLEANS - Entergy Corporation reported second quarter 2007 earnings of $1.32 per share on as-reported and operational bases, as shown in Table 1 below. A more detailed discussion of quarterly results begins on page 2 of this release.
Table 1: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures
Second Quarter and Year-to-Date 2007 vs. 2006
(Per share in U.S. $)
	Second Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
As-Reported Earnings	1.32	1.33	(0.01)	2.34	2.25	0.09
Less Special Items	-	0.11	(0.11)	-	0.13	(0.13)
Operational Earnings	1.32	1.22	0.10	2.34	2.12	0.22
Weather Impact	0.01	0.07	(0.06)	(0.02)	0.01	(0.03)

Operational Earnings Highlights for Second Quarter 2007

  Utility, Parent & Other had lower earnings due to higher operation and maintenance, income tax and interest expense and the effect of essentially normal weather compared to warmer-than-normal weather in 2006.
  Entergy Nuclear earnings increased as a result of higher revenue from pricing and production from the newly-acquired Palisades plant, partially offset by the effect of reduced production due to planned and unplanned outages.
  Entergy's Non-Nuclear Wholesale Assets business reported higher results due to lower income taxes.

"Efforts to move ahead with the transformation of our asset portfolio resulted in marked success this quarter," said J. Wayne Leonard, Entergy's chairman and chief executive officer. "We reached agreement with a key business partner to preserve the new nuclear option while also taking important steps in advancing value-creating opportunities at both the regulated utility and non-utility nuclear businesses."

Entergy's business highlights include the following:

  Entergy New Orleans, Inc. emerged from Chapter 11 bankruptcy.
  Entergy realized marked success for the Utility portfolio transformation strategy by seeking regulatory approval for Entergy Louisiana, LLC's Little Gypsy repowering project and signing a project development agreement with GE-Hitachi Nuclear Energy to ensure timely delivery of schedule-critical parts to preserve Entergy's nuclear new build opportunity.
  Entergy Nuclear, in an effort to simplify and centralize the structure of its non-utility nuclear business, filed for approval from the NRC for the indirect transfer of control of operating licenses which, if granted, could facilitate new stand-alone debt financing of up to $5.5 billion at that business.
  Entergy Corporation's Board of Directors approved the first increase in its quarterly common stock dividend since October 2004.

Entergy will host a teleconference to discuss this release at 10:00 a.m. CT on Tuesday, July 31, 2007, with access by telephone, (719) 457-2637, confirmation code 2801784. The call and presentation slides can also be accessed via Entergy's Web site at www.entergy.com. A replay of the teleconference will be available for seven days thereafter by dialing (719) 457-0820, confirmation code 2801784. The replay will also be available on Entergy's Web site at www.entergy.com.

I. Consolidated Results

Consolidated Earnings

Table 2 provides a comparative summary of consolidated earnings per share for second quarter 2007 versus 2006, including a reconciliation of GAAP as-reported earnings to non-GAAP operational earnings. Utility, Parent & Other had lower earnings due to higher operation and maintenance, income tax and interest expense and the effect of essentially normal weather. Entergy Nuclear's earnings increased as a result of higher revenue from pricing and additional production available from the recently acquired Palisades plant, partially offset by the effect of reduced production due to additional planned and unplanned outages. Also, Entergy's Non-Nuclear Wholesale Assets business reported higher results due to lower income tax expense in the current period.

Entergy New Orleans, Inc. (ENOI) emerged from Chapter 11 bankruptcy during second quarter 2007 and consistent with applicable consolidation accounting and reporting standards Entergy has re-consolidated ENOI for financial reporting purposes effective this quarter and retroactive to January 1, 2007. While, in accordance with GAAP, 2006 will not be re-consolidated, to facilitate comparisons for earnings release purposes Pro-forma 2006 results re-consolidating ENOI will be reported. Reconciliations of this 2006 non-GAAP view to the GAAP view can be found in Appendix F.
Table 2: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures (see appendix E for definitions of certain measures)
Second Quarter and Year-to-Date 2007 vs. 2006
(Per share in U.S. $)
	Second Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
As-Reported
Utility, Parent & Other	0.59	1.00	(0.41)	1.02	1.54	(0.52)
Entergy Nuclear	0.54	0.30	0.24	1.16	0.69	0.47
Non-Nuclear Wholesale Assets	0.19	0.03	0.16	0.16	0.02	0.14
Consolidated As-Reported Earnings	1.32	1.33	(0.01)	2.34	2.25	0.09

Less Special Items
Utility, Parent & Other	-	0.11	(0.11)	-	0.13	(0.13)
Entergy Nuclear	-	-	-	-	-	-
Non-Nuclear Wholesale Assets	-	-	-	-	-	-
Consolidated Special Items	-	0.11	(0.11)	-	0.13	(0.13)

Operational
Utility, Parent & Other	0.59	0.89	(0.30)	1.02	1.41	(0.39)
Entergy Nuclear	0.54	0.30	0.24	1.16	0.69	0.47
Non-Nuclear Wholesale Assets	0.19	0.03	0.16	0.16	0.02	0.14
Consolidated Operational Earnings	1.32	1.22	0.10	2.34	2.12	0.22
Weather Impact	0.01	0.07	(0.06)	(0.02)	0.01	(0.03)

Detailed earnings variance analyses are included in appendices A-1 and A-2 to this release. In addition, appendix A-3 provides details of special items shown in Table 2 above.

Consolidated Net Cash Flow Provided by Operating Activities

Entergy's net cash flow provided by operating activities in second quarter 2007 was $471 million compared to $516 million in second quarter 2006. The decrease was due primarily to the following items:

  Higher income tax payments for the Entergy system companies totaling $143 million which is net of the effects of intercompany tax allocation settlements in second quarter 2006.
  Reduced collections of deferred fuel recovery in the current quarter totaling $184 million.

Partially offsetting these factors were the following items:

  Proceeds totaling $177 million in Community Development Block Grant funds at Entergy New Orleans.
  Lower non-capital storm spending of $54 million.
  Higher net revenues at Entergy Nuclear of $32 million.

Table 3 provides the components of net cash flow provided by operating activities contributed by each business with quarter-to-quarter and year-to-date comparisons.

Table 3: Consolidated Net Cash Flow Provided by Operating Activities
Second Quarter and Year-to-Date 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
(U.S. $ in millions)
	Second Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
Utility, Parent & Other	445	319	126	722	1,170	(448)
Entergy Nuclear	43	260	(217)	259	473	(214)
Non-Nuclear Wholesale Assets	(17)	(63)	46	(17)	(84)	67
Total Net Cash Flow Provided by Operating Activities	471	516	(45)	964	1,559	(595)

II. Utility, Parent & Other Results

In second quarter 2007, Utility, Parent & Other had earnings of $0.59 per share on as-reported and operational bases, compared to $1.00 per share in as-reported earnings and $0.89 per share of operational earnings in second quarter 2006. 2007 earnings include earnings for Entergy New Orleans, Inc. (ENOI) of $0.06 per share which is being reflected in operational earnings with the company's emergence from Chapter 11 bankruptcy during second quarter 2007.

Earnings for Utility, Parent & Other in second quarter 2007 primarily reflect higher operation and maintenance expense, higher income tax expense and higher interest expense. Higher operation and maintenance expense is due primarily to increased spending in distribution, transmission and fossil associated with a return to normal maintenance activity consistent with pre-storm levels, and increased spending at nuclear for higher NRC fees and an unplanned outage at the River Bend nuclear plant. Higher spending for independent coordinator of transmission and fossil outage scope and schedule differences also contributed. Higher income tax expense is due primarily to the absence in the current quarter of items that reduced tax expense in second quarter 2006 including the effects of flow-through income tax accounting in Arkansas and the resolution of tax audit issues. Higher interest expense is due to debt incurred to pay for storm restoration costs for hurricanes Katrina and Rita, common stock repurchases and funding the Palisades acquisition. In addition, second quarter 2007 earnings were lower compared to one year ago due to the effects of weather which was essentially normal in the current period compared to warmer-than-normal weather in 2006.

Electricity usage, in gigawatt-hour sales by customer segment, is included in Table 4. Current quarter sales reflect the following:

  Residential sales in second quarter 2007, on a weather-adjusted basis, were up 1 percent compared to second quarter 2006.
  Commercial and governmental sales, on a weather-adjusted basis, were up 3 percent.
  Industrial sales experienced an increase of 1 percent in second quarter 2007 compared to the same period a year ago.

The increase in the residential segment reflects continued economic recovery in the storm-affected regions that were still experiencing the effects of the 2005 storms in the first half of 2006. The quarter-over-quarter increase in the commercial and industrial sectors reflects a similar pattern in these sectors from the effect of storms. The industrial sector continues to realize some recovery in the refinery and chemical segments, with the latter benefiting from strong export markets. However, continued reduced spot sales to cogeneration customers served to offset a portion of the increase in the industrial sector on a quarter-to-quarter basis.

Table 4 provides a comparative summary of the Utility's operational performance measures.

Table 4: Utility Operational Performance Measures (see appendix E for definitions of measures)
Second Quarter and Year-to-Date 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
	Second Quarter				Year-to-Date
	2007	2006	% Change	% Weather Adjusted	2007	2006	% Change	% Weather Adjusted
GWh billed
Residential	6,986	7,240	-3.5%	1.3%	14,777	14,296	3.4%	3.7%
Commercial and governmental	7,043	7,001	0.6%	2.6%	13,708	13,343	2.7%	3.6%
Industrial	9,813	9,702	1.1%	1.1%	19,137	18,846	1.5%	1.5%
Total Retail Sales	23,842	23,943	-0.4%	1.6%	47,622	46,485	2.4%	2.8%
Wholesale	1,428	1,861	-23.3%		3,066	3,823	-19.8%
Total Sales	25,270	25,804	-2.1%		50,688	50,308	0.8%
O&M expense	$19.01	$17.03	11.6%		$17.92	$16.55	8.3%
Number of retail customers (a)
Residential					2,274,129	2,224,152	2.2%
Commercial and governmental					340,177	332,406	2.3%
Industrial					48,569	46,797	3.8%

(a) Customer count data reflects estimates of customers in the hardest hit areas affected by Hurricane Katrina.  Issues associated with temporary housing and resumption of service at permanent dwellings render precise counts difficult at this time.

Appendix B provides information on selected pending local and federal regulatory cases.

III. Competitive Businesses Results

Entergy's competitive businesses include Entergy Nuclear and Non-Nuclear Wholesale Assets.

Entergy Nuclear

Entergy Nuclear earned $0.54 per share on as-reported and operational bases in second quarter 2007, compared to $0.30 in second quarter 2006 for as-reported and operational earnings. The improved results in second quarter 2007 resulted from increased revenues from pricing and the production available from Palisades, acquired on April 11, 2007. Partially offsetting this increase was reduced production as a result of refueling outages in second quarter 2007 at Vermont Yankee and Pilgrim, and a 24-day unplanned outage at Indian Point 3. There was one refueling outage in second quarter 2006.

Table 5 provides a comparative summary of Entergy Nuclear's operational performance measures.
Table 5: Entergy Nuclear Operational Performance Measures
Second Quarter and Year-to-Date 2007 vs. 2006 (see appendix E for definitions of measures)
	Second Quarter			Year-to-Date
	2007	2006	% Change	2007	2006	% Change
Net MW in operation	4,998	4,200	19%	4,998	4,200	19%
Average realized price per MWh (b) (c)	$51.28	$43.76	17%	53.13	44.03	21%
Production cost per MWh (b)	$21.27	$19.61	8%	20.49	19.13	7%
Non-fuel O&M expense/purchased power per MWh (b)	$24.09	$21.65	11%	22.48	20.85	8%
GWh billed	8,896	8,281	7%	17,211	17,044	1%
Capacity factor	82%	90%	-9%	86%	94%	-8%
Refueling outage days:
Indian Point 2		31			31
Indian Point 3				24
Vermont Yankee	24			24
Pilgrim	33			33

(b) These statistics have been restated for current and comparable periods as follows: Average realized price per MWh has been restated to reflect MWh billed. Production cost per MWh has been restated to exclude purchased power which is now included in non-fuel O&M/purchased power per MWh, data for which has also been restated.

(c) Does not include the revenue associated with the amortization of the below-market PPA for Palisades.

Entergy Nuclear's sold forward position, including the Palisades acquisition which closed in early April 2007, is 96%, 88%, and 70% of planned generation at average prices per megawatt-hour of $48, $54 and $58, for 2007, 2008, and 2009, respectively. Table 6 provides capacity and generation sold forward projections for Entergy Nuclear.
Table 6: Entergy Nuclear's Capacity and Generation Projected Sold Forward
2007 through 2011 (see appendix E for definitions of measures)
	Remainder of 2007	2008	2009	2010	2011
Energy
Planned TWh of generation	21	41	41	41	42
Percent of planned generation sold forward (d)
Unit-contingent	43%	48%	42%	31%	29%
Unit-contingent with availability guarantees	46%	36%	28%	22%	7%
Firm liquidated damages	7%	4%	0%	0%	0%
Total	96%	88%	70%	53%	36%
Average contract price per MWh	$48	$54	$58	$56	$51

Capacity
Planned net MW in operation	4,998	4,998	4,998	4,998	4,998
Percent of capacity sold forward
Bundled capacity and energy contracts	21%	27%	27%	27%	26%
Capacity contracts	66%	39%	26%	9%	3%
Total	87%	66%	53%	36%	29%
Average capacity contract price per kW per month	$1.7	$1.4	$1.3	$1.7	$2.0

Blended Capacity and Energy Recap (based on revenues)
Percent of planned energy and capacity sold forward	94%	83%	64%	45%	27%
Average contract revenue per MWh (e)	$50	$54	$59	$56	$51

  A portion of EN's total planned generation sold forward is associated with the Vermont Yankee contract for which pricing may be adjusted.
  Average contract prices exclude potential payments that may be owed under the value sharing agreement with the New York Power Authority.

Non-Nuclear Wholesale Assets

Entergy's Non-Nuclear Wholesale Assets business recorded earnings of $0.19 per share on both as-reported and operational bases in second quarter 2007 compared to earnings of $0.03 per share on both as-reported and operational bases in second quarter 2006. The higher results reflect lower income tax expense due to the resolution of tax audit issues.

IV. Earnings Guidance

Entergy is reaffirming as-reported and operational earnings guidance for 2007 in the range of $5.40 to $5.70 per share. Year-over-year changes are shown as point estimates and are applied to 2006 actual results to compute the 2007 guidance midpoint. Because there is a range of possible outcomes associated with each earnings driver, a reasonable band is created around the calculated guidance midpoints to produce Entergy's guidance ranges for as-reported and operational earnings. When initially established, earnings guidance for 2007 excluded ENOI given the uncertainty as it worked through its Chapter 11 Bankruptcy proceeding. While incorporating ENOI results in operational earnings now creates upside to the calculated guidance midpoint, when considered with other year-to-date outcomes, the current earnings guidance range of $5.40 to $5.70 per share continues to be appropriate. Earnings guidance for 2007 is detailed in Table 7 below.

Key assumptions, established in October 2006, supporting 2007 earnings guidance are as follows:

Utility, Parent & Other

  Normal weather
  Retail sales growth of just under 2%
  Increased revenue associated with storm and non-storm rate requests, partially offset by declining wholesale revenues, among others
  Increased non-fuel operation and maintenance expense, primarily due to effects of wage and other inflation and increased insurance premiums
  Increased interest expense primarily from securitization debt and Palisades financing

Entergy Nuclear

  Incremental earnings of $0.20 total for Palisades acquisition, assuming second quarter close; Palisades' contributions to Entergy Nuclear's 2007 metrics are factored in the assumptions that follow
  38 TWh of total output, reflecting an approximate 92% capacity factor, including 30 day refueling outages at Indian Point 3, Pilgrim and Vermont Yankee, all in Spring 2007, and the initial refueling outage at Palisades, in Fall 2007
  95% energy sold under existing contracts; 5% sold into the spot market
  $49/MWh average energy contract price; $69/MWh average unsold energy price based on published forward market prices in October 2006
  85% capacity sold under existing contracts; 15% sold in spot market
  $1.60 per kW per month average capacity-only contract price; $3.00 per kW per month unsold capacity based on market prices in October 2006
  $21.25/MWh non-fuel operation and maintenance expense reflecting wage and other inflation; $20.50/MWh production cost

Non-Nuclear Wholesale Assets

  Increased losses

Special Items

  Absence of 2006 recognition of gain contingency associated with receipt of additional proceeds from the 2004 sale of Entergy-Koch Trading and related tax benefits from liquidation of the holding company that owned Entergy's investment in Entergy-Koch, LP
  Absence of 2006 effect of write-off of capital losses at Non-Nuclear Wholesale Assets

Share Repurchase Program

  2007 average fully diluted shares outstanding of approximately 206 million; excludes effect of the new $1.5 billion share repurchase program
Table 7: 2007 Earnings Per Share Guidance excluding Entergy New Orleans
(Per share in U.S. $) - Prepared October 2006 (f)
Segment	Description of Drivers	2006 Earnings Per Share	Expected Change	2007 Guidance Midpoint	2007 Guidance Range

Utility, Parent & Other	2006 Operational Earnings per Share	3.20
	Adjustment to normalize weather		(0.07)
	Increased revenue due to sales growth and rate actions		0.30
	Increased O&M expense		(0.10)
	Increased depreciation expense		(0.10)
	Increased interest expense		(0.05)
	Accretion/Other		(0.13)
	Subtotal	3.20	(0.15)	3.05

Entergy Nuclear	2006 Operational Earnings per Share	1.46
	Higher contract and market energy pricing		0.70
	Higher contract and market capacity pricing		0.10
	Increased generation from plant acquisition, net of more outages		0.40
	Increased O&M expense		(0.25)
	Accretion/Other		0.14
	Subtotal	1.46	1.09	2.55

Non-Nuclear Wholesale Assets	2006 Operational Earnings per Share	0.06
	Increased losses		(0.11)
	Subtotal	0.06	(0.11)	(0.05)

Consolidated Operational
	2007 Operational Earnings per Share	4.72	0.83	5.55	5.40 - 5.70

Consolidated As-Reported	2006 As Reported Earnings per Share	5.36
	Changes detailed above		0.83
	Special items:
	2006 Gain on sale of Entergy-Koch, LP		(0.26)
	2006 Restructuring - Entergy-Koch, LP distribution		(0.49)
	2006 Write-off of capital losses at Non-Nuclear Wholesale		0.13
	2006 Entergy New Orleans, Inc. results		(0.02)
	2007 As-Reported Earnings per Share	5.36	0.19	5.55	5.40 - 5.70

(f) Updated January 2007 to reflect 2006 final results.

Earnings guidance for 2007 should be considered in association with earnings sensitivities as shown in Table 8. These sensitivities illustrate the estimated change in operational earnings resulting from changes in various revenue and expense drivers. Utility sales are expected to be the most significant variable for 2007 results for Utility, Parent & Other. At Entergy Nuclear, energy prices are expected to be the most significant driver of results in 2007. Estimated annual impacts shown in the Table 8 are intended to be indicative rather than precise guidance.

Table 8: 2007 Earnings Sensitivities excluding Entergy New Orleans
(Per share in U.S. $)
Variable	2007 Guidance Assumption	Description of Change	Estimated Annual Impact (g)
Utility, Parent & Other
Sales growth Residential Commercial/Governmental Industrial	Slightly less than 2% total sales growth	1% change in Residential MWh sold 1% change in Comm/Govt MWh sold 1% change in Industrial MWh sold	- / + 0.04 - / + 0.03 - / + 0.03
Rate base	Stable rate base	$100 million change in rate base	- / + 0.02
Return on equity	See Appendix C	1% change in allowed ROE	- / + 0.29
Interest expense	Additional average debt	$100M change in debt	- / + 0.02
Entergy Nuclear
Capacity factor	92% capacity factor	1% change in capacity factor	- / + 0.06
Energy price	5% energy unsold at $69/MWh in 2007	$10/MWh change for unsold energy	- / + 0.06
	Portion of energy sold is with options in 2007	Market prices exceed option exercise prices	n/a / Up to 0.07
Non-fuel operation and maintenance expense	$21.25/MWh non-fuel operation and maintenance expense	$1 change per MWh	- / + 0.12
Outage (lost revenue only)	92% capacity factor, including refueling outages for three northeast units and at Palisades	1,000 MW plant for 10 days at average portfolio energy price of $49/MWh for sold and $69/MWh for unsold volumes in 2007	- 0.03 / n/a
Consolidated
Share repurchase program	2007 guidance excludes effect of new $1.5 billion share repurchase program; average fully diluted shares are 206M	Execution of new share repurchase program over next two years resulting in decline of average fully diluted outstanding shares to 203M, net of associated financing cost	+0.03

Based on 2006 average fully diluted shares of approximately 211 million.

V. Forward-looking Financial Data and Aspirations

Entergy continues to aspire to deliver superior value to its owners as measured by total shareholder return. Entergy believes top-quartile total shareholder returns are achieved by growing earnings, improving returns on invested capital, maintaining investment grade credit quality and deploying capital in a disciplined manner, whether for new investments, share repurchases, dividends or debt retirement.

Table 9 provides details on Entergy's projected cash available for capital redeployment for the period 2007 through 2009. Entergy expects to have $0.5 billion of cash available over this period for several potential uses: investments in new businesses or assets, repayment of debt or equity, or dividend increases. The table has been updated in the second quarter to incorporate a moderate improvement in cash flow, including Entergy New Orleans projections, revised cost estimates associated with portfolio transformation initiatives (such as Little Gypsy repowering project, and GE-Hitachi Nuclear Energy project development agreement), and the dividend increase approved by Entergy Corporation's Board of Directors, along with associated effects on debt capacity. Cash flow from operations includes storm cost recovery anticipated from a combination of insurance, rate relief, and securitization; these amounts are applied consistent with regulatory filings and other agreements reached with governmental agencies under which benefits inure to ratepayers. Capital structure changes include the $1.5 billion share repurchase program announced in January 2007, and beyond the July 2007 dividend increase, an assumed rate of common stock dividend growth consistent with top quartile growth in our industry, or approximately 5 percent annually. The amount of repurchases may vary as a result of material changes in business results or capital spending or new investment opportunities. Finally, sources of cash include debt that Entergy believes it could issue in association with new investments while maintaining credit quality consistent with BBB credit rating. The amount of additional debt could vary depending upon the type of new investment and the credit market environment.

Table 9: Projected Cash Available for Capital Redeployment including Entergy New Orleans 2007 through 2009 - Reconciliation of GAAP to Non-GAAP Measures (see appendix E for definitions of measures)
($ in billions)	2007-2009

Net cash flow provided by operating activities	8.6
Less:
Planned capital expenditures	(5.6)
Preferred dividends	(0.1)
Other investing cash flows	(0.8)
Subtotal		2.1

Common dividends		(1.7)
Capital structure changes including net share repurchases and new debt (net of maturities)		0.1
Net Cash Available for New Investment, Debt or Equity Repayment, Dividend Increase		0.5

VI. Appendices

Six appendices are presented in this section as follows:

  Appendix A includes earnings per share variance analysis and details on special items that relate to the current quarter.
  Appendix B provides information on selected pending local and federal regulatory cases.
  Appendix C provides financial metrics for both current and historical periods. In addition, historical financial and operating performance metrics are included for the trailing eight quarters.
  Appendix D provides a summary schedule of planned capital expenditures for the next three years.
  Appendix E provides definitions of the operational performance measures and GAAP and non-GAAP financial measures that are used in this release.
  Appendix F provides a reconciliation of GAAP to non-GAAP financial measures used in this release.

Appendices A-1 and A-2 provide details of second quarter and year-to-date 2007 vs. 2006 earnings variance analysis for "Utility, Parent & Other," "Competitive Businesses," and "Consolidated."
Appendix A-1: As-Reported Earnings Per Share Variance Analysis
Second Quarter 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)	Utility,		Competitive
	Parent & Other		Businesses		Consolidated
2006 earnings	1.00		0.33		1.33
Net revenue	-		0.18	(h)	0.18
Income taxes - other	(0.14)	(i)	0.20	(j)	0.06
Interest and dividend income	0.01		0.04		0.05
Share repurchase effect	0.02		0.03		0.05
Other income (deductions)	-		0.01		0.01
Preferred dividend requirements	0.01		-		0.01
Nuclear refueling outage expense	-		(0.01)		(0.01)
Decommissioning expense	-		(0.01)		(0.01)
Depreciation/amortization expense	(0.02)		(0.02)		(0.04)
Taxes other than income taxes	(0.04)		(0.01)		(0.05)
Interest expense and other charges	(0.06)	(k)	-		(0.06)
Retail business discontinued operations	(0.06)	(l)	-		(0.06)
Other operation & maintenance expense	(0.13)	(m)	(0.01)		(0.14)
2007 earnings	0.59		0.73		1.32

Appendix A-2: As-Reported Earnings Per Share Variance Analysis
Year-to-Date 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)	Utility,		Competitive
	Parent & Other		Businesses		Consolidated
2006 earnings	1.54		0.71		2.25
Net revenue	0.12	(n)	0.32	(h)	0.44
Interest and dividend income	0.03		0.06	(o)	0.09
Share repurchase effect	0.03		0.04		0.07
Other income (deductions)	0.01		0.01		0.02
Preferred dividend requirements	0.02		-		0.02
Income taxes - other	(0.18)	(i)	0.19	(j)	0.01
Nuclear refueling outage expense	-		(0.01)		(0.01)
Decommissioning expense	(0.01)		(0.01)		(0.02)
Retail business discontinued operations	(0.05)	(l)	-		(0.05)
Taxes other than income taxes	(0.07)	(p)	(0.01)		(0.08)
Depreciation/amortization expense	(0.07)	(q)	(0.02)		(0.09)
Interest expense and other charges	(0.11)	(k)	-		(0.11)
Other operation & maintenance expense	(0.24)	(m)	0.04		(0.20)
2007 earnings	1.02		1.32		2.34

  Net revenue increased in the quarter and year-to-date periods due primarily to higher revenues at Entergy Nuclear due to higher pricing and additional production from Palisades which was acquired during the quarter.
  Income taxes-other increased in the quarter and year-to-date periods due primarily to the absence in the current periods of benefits recorded in connection with flow through income tax accounting and the favorable resolution of a tax audit issue, both of which occurred in second quarter 2006.
  Income taxes-other decreased in the quarter and year-to-date periods due primarily to the favorable resolution of tax audit issues.
  Interest expense and other charges increased in the quarter and year-to-date periods due primarily to higher borrowings in connection with financing storm restoration costs, common stock repurchases, and funding the Palisades acquisition.
  Reflects the absence in the quarter and year-to-date periods of 2006 results of discontinued retail business operations, including the gain on the sale of this business in second quarter 2006.
Utility Net Revenue Variance Analysis 2007 vs. Pro-forma 2006 (including ENOI) ($ EPS)
Year-To-Date
Sales growth/pricing	0.18
Weather	(0.03)
Other	(0.03)
Total	0.12
  Other operation and maintenance expense increased in the quarter and year-to-date periods due primarily to higher distribution, transmission and fossil spending, reflecting a return to more normal maintenance work compared to post-storm restoration work last year. In addition, higher NRC fees, an unplanned River Bend outage, higher spending for independent coordinator of transmission, and fossil outage scope and schedule differences also contributed to the increases for the quarter and year-to-date periods.
  Net revenue increased due primarily to sales growth.
  Interest and dividend income increased in the year-to-date period due primarily to higher earnings on Entergy Nuclear's decommissioning trusts.
  Taxes other than income taxes increased due primarily to a regulatory requirement for Entergy Arkansas, Inc., effective in third quarter 2006, whereby franchise tax collections are recorded in revenue with a corresponding increase in taxes other than income taxes.
  Depreciation/amortization expense increased due to higher levels of plant in service compared to 2006.

Appendix A-3 lists special items by business with quarter-to-quarter and year-to-date comparisons. Amounts are shown on both earnings per share and net income bases. Special items are those events that are less routine, are related to prior periods, or are related to discontinued businesses. Special items are included in as-reported earnings per share consistent with generally accepted accounting principles (GAAP), but are excluded from operational earnings per share. As a result, operational earnings per share is considered a non-GAAP measure.

Appendix A-3: Special Items (shown as positive / (negative) impact on earnings)
Second Quarter and Year-to-Date 2007 vs. 2006
(Per share in U.S. $)
	Second Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
Utility, Parent & Other
ENOI results	-	0.05	(0.05)	-	0.08	(0.08)
Retail business discontinued operations	-	(0.02)	0.02	-	(0.03)	0.03
Gain on sale - retail business	-	0.08	(0.08)	-	0.08	(0.08)
Total Utility, Parent and Other	-	0.11	(0.11)	-	0.13	(0.13)
Competitive Businesses
Entergy Nuclear	-	-	-	-	-	-
Non-Nuclear Wholesale Assets	-	-	-	-	-	-
Total Competitive Businesses	-	-	-	-	-	-
Total Special Items	-	0.11	(0.11)	-	0.13	(0.13)

(U.S. $ in millions)
	2007	2006	Change	2007	2006	Change
Utility, Parent & Other
ENOI results	-	10.7	(10.7)	-	16.3	(16.3)
Retail business discontinued operations	-	(4.0)	4.0	-	(6.2)	6.2
Gain on sale - retail business	-	17.1	(17.1)	-	17.1	(17.1)
Total Utility, Parent and Other	-	23.8	(23.8)	-	27.2	(27.2)
Competitive Businesses
Entergy Nuclear	-	-	-	-	-	-
Non-Nuclear Wholesale Assets	-	-	-	-	-	-
Total Competitive Businesses	-	-	-	-	-	-
Total Special Items	-	23.8	(23.8)	-	27.2	(27.2)

Appendix B provides a summary of selected regulatory cases and events that are pending.
Appendix B: Regulatory Summary Table
Company/ Proceeding	Authorized ROE	Pending Cases/Events
Retail Regulation
Entergy Arkansas	9.9%

Recent activity: On June 15, 2007, the APSC issued an order on EAI's rate case calling for a $5.67 million rate reduction, 9.9% ROE and a hypothetical common equity level lower than EAI's actual capital structure. Among other actions, the APSC also approved retention of the ECR rider for fuel and purchased power recovery through December 31, 2008 and a production cost allocation rider to recover the System Agreement rough production cost equalization payment for calendar year 2006 production costs. EAI filed its petition for rehearing on numerous issues on July 13, 2007. On July 26, 2007, the APSC suspended the compliance tariffs pending further investigation and review.
Background: EAI's base rates and Rider ECR have been in effect since 1998.  EAI filed a rate case on August 15, 2006 requesting $150 million increase based on a June 30, 2006 test year using an 11.25% ROE. The rate increase was revised to $106.5 million on rebuttal primarily to remove a plant acquisition included in the initial filing. In December 2005, EAI provided notice of its intent to terminate participation in the Entergy System Agreement, following a final order from FERC establishing terms under which EAI may be required to make payments to other operating companies to achieve rough production cost equalization.

Entergy Gulf States - TX	10.95%

Recent activity: Deliberations continue on EGSI-TX's Transition to Competition plan.
Background: EGSI-TX has operated under a base rate freeze since 1999. Legislation subsequently enacted in June 2005 extended the base rate freeze to mid 2008 but also allowed EGSI-TX to file for rate relief through riders for incremental capacity costs and transition costs. In December 2005, the PUCT approved the recovery of $18 million annual capacity costs, subject to reconciliation from September 2005. In June 2006, the PUCT approved a settlement in the Transition to Competition Cost recovery case, allowing EGSI-TX to recover $14.5 million per year in TTC costs over a 15-year period. In December 2006, EGSI-TX filed a Transition to Competition plan with the PUCT, proposing EGSI-TX join ERCOT as it represents the most viable path to full customer choice.
Storm Cost Recovery: On June 29, 2007, Entergy Gulf States Reconstruction Funding I, LLC, a company wholly-owned and consolidated by EGSI, issued $329.5 million of senior secured transition (securitization) bonds. EGSI-TX began cost recovery through the transition charge in July 2007, and the transition charge is expected to remain in place over a 15-year period.

Entergy Gulf States - LA	9.90% - 11.40%

Recent activity: On May 31, 2007, EGSI-LA made its formula rate plan (FRP) filing for the 2006 test year, indicating a 10.03% ROE, which is within the allowed bandwidth. Elimination of interim storm recovery and reduction of storm reserves, both expected to be securitized, are primary drivers of an approximate $23 million rate reduction planned to be implemented in October. This reduction will be partially offset by recovery of increased capacity costs associated with certain purchased power agreements filed with the LPSC and currently under review.
Background: In March 2005, the LPSC approved a Global Settlement which established an FRP with a 10.65% ROE midpoint and a +/- 75 basis point bandwidth and a recovery mechanism for Commission approved capacity additions. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company.
 Storm Cost Recovery: On July 25, 2007, the Administrative Law Judge issued a final recommendation for the storm proceedings and recommended approval of two stipulations. The first quantifies the balance of storm restoration costs for recovery at $187 million and establishes $87 million as a reserve for future storms. The second provides for securitization of both storm restoration costs and reserves in the same amounts. A Commission decision is expected in 3rd quarter 2007. In May 2006, EGSI-LA completed the $6 million interim recovery of storm costs through the fuel adjustment clause pursuant to the LPSC order. Beginning in September, interim recovery shifted to the FRP at the rate of $0.85 million per month. Interim recovery will continue until a final decision is granted on EGSI-LA's Phase II filing.
Jurisdictional Separation Plan: In January 2007, the LPSC unanimously approved the Jurisdictional Separation Plan for EGSI. The target date for completing the separation, which depends on a number of factors, is estimated to be the end of 2007.

Entergy Louisiana	9.45% - 11.05%

Recent activity: On May 15, 2007, ELL made its FRP filing for the 2006 test year, indicating a 7.6% ROE. If the LPSC approves ELL's request for $39.8 million in unrecovered fixed costs for extraordinary customer losses associated with Hurricane Katrina, the ROE would increase to 9.4% which is within the band of no change adjacent to the lower end of the sharing bandwidth. Elimination of interim storm recovery and reduction of storm reserves, both expected to be securitized, are offsetting and primary drivers of an approximate $7 million rate reduction planned to be implemented in October.
Background: In May 2005, the LPSC approved a settlement reestablishing the Company's FRP with a 10.25% ROE midpoint and a +/- 80 basis point bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company. ELL continues to seek resolution of its FRP filing for the 2005 test year made in May 2006, indicating a 9.45% ROE, which is within the allowed bandwidth, and for which rates were implemented subject to refund on September 28, 2006 consisting of $119 million for deferred and ongoing capacity costs and $24 million for interim storm cost recovery. This increase reflects certain adjustments proposed by the LPSC Staff with which ELL agrees.
 Storm Cost Recovery: On July 25, 2007, the Administrative Law Judge issued a final recommendation for the storm proceedings and recommended approval of two stipulations. The first quantifies the balance of storm restoration costs for recovery at $545 million and establishes $152 million as a reserve for future storms. The second provides for securitization of both storm restoration costs and reserves in the same amounts. A Commission decision is expected in 3rd quarter 2007. In April 2006, ELL completed the $14 million interim recovery of storm costs through the fuel adjustment clause pursuant to the LPSC order. Beginning in September, interim recovery shifted to the FRP at the rate of $2 million per month. Interim recovery will continue until a final decision is granted on ELL's Phase II filing.

Appendix B: Regulatory Summary Table (continued)
Company/ Proceeding	Authorized ROE	Pending Cases/Events
Retail Regulation
Entergy Mississippi	9.46% - 12.24%

Recent activity: In March 2007, EMI made its FRP filing for the 2006 test year indicating a 10.85% mid-point ROE, including 7 basis points for performance incentives. The filing called for an annual revenue increase of $12.9 million. On June 6, 2007, the MPSC approved a joint stipulation between EMI and the Mississippi Public Utilities Staff calling for a $10.5 million increase effective with July billings.
Background: EMI has been operating under a FRP last approved in December 2002. The FRP allows the company's earned ROE to increase or decrease within a bandwidth with no change in rates; earnings outside the bandwidth are allocated 50% to customers and 50% to the company, but on a prospective basis only. The plan also provides for performance incentives that can increase or decrease the benchmark ROE by as much as 100 basis points. In December 2005, the MPSC approved the purchase of the Attala facility and ordered interim recovery. In October 2006, the MPSC approved EMI's filing to revise the Power Management Rider Schedule to extend beyond 2006 recovery of EMI's Attala costs, effective for bills on/after January 1, 2007. In December 2006, the MPSC approved EMI's request to increase several fees (connect, reconnect, late payment and returned check) effective January 1, 2007.
Storm Cost Recovery: Mississippi Development Corporation, an entity created by the state, issued securitization bonds. EMI received proceeds in the amount of $48 million on May 31, 2007, reflecting recovery of remaining $8 million storm restoration costs and $40 million to increase EMI's storm reserve. To service the bonds, EMI will collect a system restoration charge on behalf of the state and will remit collections to the state. In October 2006, EMI received $81 million in CDBG funding, pursuant to MPSC Orders approving recovery of $89 million storm restoration costs.

Entergy New Orleans	10.75%

Recent activity: None
Background:  Prior to Hurricane Katrina, ENOI operated under a FRP with a ROE mid-point of 10.75%, a 45% hypothetical equity ratio, and electric and gas ROE bandwidths of 100 and 50 basis points, respectively. In October 2006, the City Council of New Orleans (CCNO) unanimously approved a settlement agreement with ENOI that called for a phased-in rate increase to ensure the company's ability to focus on restoration of the gas and electric systems, and created a $75M storm reserve via a storm reserve rider beginning in March 2007 that positions ENOI to pay for future hurricane damage. When fully implemented by January 1, 2008, electric base rates will increase by $3.9 million and gas base rates by $11.0 million ($6.25 million implemented to date). Grand Gulf fuel adjustment clause recovery is also retained. Absent extraordinary circumstances, there will be no further base rate adjustments until April 2009. The order allows ENOI to seek reinstatement of an appropriate FRP following the resetting of rates in 2009.
Storm Cost Recovery: The October 2006 agreement established storm reserve riders for electric and gas and a process for storm cost recovery. The $200 million CDBG funding allocated by the Louisiana Recovery Authority in October 2006 is to be applied to storm costs; any storm costs in excess of the $200 million and insurance receipts will be addressed in ENOI's July 2008 rate filing. Storm reserve rider builds a $75 million reserve for future storm costs over a 10 year period. As of July 11, 2007, ENOI had received $180.8 million of CDBG funding for ratepayer mitigation of storm costs. ENOI will continue to submit storm restoration costs until the $200 million total CDBG funding allocation is reached.

Wholesale Regulation (FERC)
System Energy Resources, Inc.	10.94%	Recent activity: None Background: ROE approved by July 2001 FERC order. No cases pending.

System Agreement	NA

Recent activity: The Utility operating subsidiaries implemented FERC's rough production cost equalization remedy in June 2007. Based on calendar year 2006 production costs, EAI will pay $251.7 million to EGSI ($120.1 million), ELL ($91 million) and EMI ($40.6 million). ENOI is neither a payer nor recipient because its production costs were sufficiently close to the system average such that no payments or receipts were required. EAI will recover the approximate $231 million retail portion through the production cost allocation rider approved by the APSC, with rates effective for July billing. Receipts for the other utility companies will be reflected predominantly as reductions in fuel expense. In July 2007, the FERC accepted the proposed rates for filing, allowed them to go into effect June 1 subject to refund, and set them for hearing and settlement procedures.
Background: The System Agreement case addresses reallocation of production costs among the utility operating subsidiaries. In June 2005, the FERC issued its decision and established a bandwidth of +/- 11 % to reallocate production costs and ordered that this approach be applied prospectively. In December 2005, FERC established, among other things, that 1) the bandwidth would be applied to calendar year 2006 actual production costs and 2) 2007 would be the first possible year of payments among Entergy's operating companies. Appeals of this decision were filed by the APSC, LPSC, MPSC and AEEC in the federal appeals court for the D.C. circuit. These appeals have been consolidated. The City of New Orleans intervened in the LPSC appeal, and Entergy has intervened in all appeals. A Compliance filing to implement the FERC decision in this case was filed by Entergy at FERC on April 10, 2006 which proposed that all payments required by the June 2005 FERC decision be properly reflected as fuel costs. Various comments or protests to the Compliance filing were filed by various parties including a request for summary judgment by the LPSC.

Appendix C-1 provides comparative financial performance measures for the current quarter. Appendix C-2 provides historical financial performance measures and operating performance metrics for the trailing eight quarters. Financial performance measures in both tables include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures.

As-reported measures are computed in accordance with GAAP as they include all components of earnings, including special items. Operational measures are non-GAAP measures as they are calculated using operational earnings, which excludes the impact of special items. A reconciliation of operational earnings per share to as-reported earnings per share is provided in Appendix F-1.
Appendix C-1: GAAP and Non-GAAP Financial Performance Measures
Second Quarter 2007 vs. 2006 (Including Entergy New Orleans, Inc.) (see appendix E for definitions of certain measures)

For 12 months ending June 30	2007	2006(r)	Change
GAAP Measures
Return on average invested capital - as-reported	8.2%	7.3%	0.9%
Return on average common equity - as-reported	14.2%	11.3%	2.9%
Net margin - as-reported	10.0%	8.5%	1.5%
Cash flow interest coverage	5.8	5.2	0.6
Book value per share	$39.72	$39.45	$0.27
End of period shares outstanding (millions)	196.1	208.1	(12.0)

Non-GAAP Measures
Return on average invested capital - operational	7.6%	7.4%	0.2%
Return on average common equity - operational	12.9%	11.5%	1.4%
Net margin - operational	9.1%	8.6%	0.5%

As of June 30 ($ in millions)	2007	2006	Change
GAAP Measures
Cash and cash equivalents	1,320	729	591
Revolver capacity	1,650	2,710	(1,060)
Total debt	10,936	9,402	1,534
Debt to capital ratio	57.3%	52.4%	4.9%
Off-balance sheet liabilities:
Debt of joint ventures - Entergy's share	141	152	(11)
Leases - Entergy's share	523	519	4
Total off-balance sheet liabilities	664	671	(7)

Non-GAAP Measures
Total gross liquidity	2,970	3,439	(469)
Net debt to net capital ratio	54.1%	50.4%	3.7%
Net debt ratio including off-balance sheet liabilities	55.8%	52.2%	3.6%

(r) Data has not been restated for the re-consolidation of ENOI which was the accounting adopted by Entergy in second quarter 2007.

Appendix C-2: Historical Performance Measures (see appendix E for definitions of measures)
	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	06YTD	07YTD
Financial (s)
EPS - as-reported ($)	1.65	0.43	0.92	1.33	1.83	1.27	1.02	1.32	2.25	2.34
Less - special items ($)	-0.03	-0.16	0.02	0.11	0.03	0.48	0.00	0.00	0.13	0.00
EPS - operational ($)	1.68	0.59	0.90	1.22	1.80	0.79	1.02	1.32	2.12	2.34
Trailing Twelve Months
ROIC - as-reported (%)	7.5	7.2	7.3	7.3	7.5	8.5	8.4	8.2
ROIC - operational (%)	7.3	7.5	7.5	7.4	7.5	7.7	7.7	7.6
ROE - as-reported (%)	11.5	11.2	11.5	11.3	11.6	14.2	14.5	14.2
ROE - operational (%)	11.2	11.8	12.0	11.5	11.6	12.5	12.8	12.9
Cash Flow Interest Coverage	5.9	4.0	5.0	5.2	6.0	7.2	6.1	5.8
Debt to capital ratio (%)	51.9	53.1	52.1	52.4	50.4	52.3	55.2	57.3
Net debt/net capital ratio (%)	50.2	51.5	50.0	50.4	48.3	49.4	52.3	54.1
Utility
GWh billed
Residential (t)	11,168	7,443	7,055	7,240	11,120	7,163	7,792	6,986	14,296	14,777
Commercial & Gov't (t)	8,415	6,646	6,342	7,001	8,587	7,027	6,665	7,043	13,343	13,708
Industrial (t)	9,893	8,814	9,145	9,702	10,316	9,724	9,323	9,813	18,846	19,137
Wholesale (t)	2,270	1,831	1,962	1,861	1,844	1,470	1,638	1,428	3,823	3,066
O&M expense/MWh (t)	$11.52	$17.49	$16.05	$17.03	$14.59	$20.85	$16.83	$19.01	$16.55	$17.92
Reliability
SAIFI (u)	1.8	1.7	1.8	1.7	1.8	1.8	1.8	1.9	1.7	1.9
SAIDI (u)	158	161	173	178	182	189	193	198	178	198
Nuclear
Net MW in operation	4,105	4,105	4,135	4,200	4,200	4,200	4,200	4,998	4,200	4,998
Avg. realized price per MWh (v)	$42.42	$42.74	$44.28	$43.76	$44.90	$44.34	$55.11	$51.28	44.03	53.13
Production cost/MWh (w)	$19.55	$19.00	$18.68	$19.61	$18.75	$21.00	$19.80	$21.27	19.13	20.49
Non-fuel O&M expense/ purchased power per MWh (w)	$20.83	$20.43	$20.09	$21.65	$21.29	$22.48	$20.76	$24.09	20.85	22.48
GWh billed	8,504	8,645	8,763	8,281	9,119	8,684	8,315	8,896	17,044	17,211
Capacity factor	95%	95%	97%	90%	99%	93%	91%	82%	94%	86%

  Data for 1Q07, 2Q07 and 07YTD reflect the re-consolidation of ENOI and all other periods are not restated for this effect.
  Data has been restated for the re-consolidation of ENOI which was the accounting adopted by Entergy in second quarter 2007.
  Excludes impact of major storm activity.
  Restated to reflect MWh billed as the denominator in the calculation.
  Restated data to reflect moving purchased power from production costs to non-fuel O&M.

  Appendix D: Planned Capital Expenditures

  Appendix D includes revised second quarter cost estimates for portfolio transformation. Entergy's capital plan from 2007 through 2009 anticipates $5.6 billion for investment including roughly $2.7 billion of maintenance capital. The remaining $2.9 billion is for specific investments such as the Palisades and Calcasieu acquisitions and Little Gypsy repowering, GE-Hitachi Nuclear Energy project development agreement, transmission upgrades, dry cask storage and nuclear license renewal projects, environmental compliance spending, potential NYPA value sharing costs or other initiatives. Significant items not included in this table are costs associated with the potential inter-connection between Entergy Gulf States-TX and ERCOT (up to approximately $1 billion), and the potential replacement of steam generators at Entergy's Waterford 3 nuclear unit. In addition, only minimal amounts for potential new nuclear development at the Grand Gulf and River Bend sites at the Utility are included in the below expenditures.

Appendix D: 2007-2009 Planned Capital Expenditures including Entergy New Orleans
($ in millions)	2007	2008	2009	Total
Maintenance capital
Utility, Parent & Other	816	814	798	2,428
Entergy Nuclear	97	78	82	257
Subtotal	913	892	880	2,685
Other capital commitments
Utility, Parent & Other	430	954	731	2,115
Entergy Nuclear	447	172	219	838
Subtotal	877	1,126	950	2,953
Total Planned Capital Expenditures	1,790	2,018	1,830	5,638

  Appendix E provides definitions of certain operational performance measures, as well as GAAP and non-GAAP financial measures, all of which are referenced in this release.
Appendix E: Definitions of Operational Performance Measures and GAAP and Non-GAAP Financial Measures
Utility
GWh billed	Total number of GWh billed to all retail and wholesale customers
Operation & maintenance expense	Operation, maintenance and refueling expenses per MWh of billed sales, excluding fuel
SAIFI	System average interruption frequency index; average number per customer per year
SAIDI	System average interruption duration index; average minutes per customer per year
Number of customers	Number of customers at end of period
Competitive Businesses
Planned TWh of generation	Amount of output expected to be generated by Entergy Nuclear for nuclear units considering plant operating characteristics, outage schedules, and expected market conditions which impact dispatch
Percent of planned generation sold forward

  Percent of planned generation output sold forward under contracts, forward physical contracts, forward financial contracts or options (consistent with assumptions used in earnings guidance) that may or may not require regulatory approval

Unit-contingent	Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not liable to buyer for any damages
Unit-contingent with availability guarantees

  Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not liable to buyer for any damages, unless the actual availability over a specified period of time is below an availability threshold specified in the contract

Firm liquidated damages (LD)

  Transaction that requires receipt or delivery of energy at a specified delivery point (usually at a market hub not associated with a specific asset) or settles financially on notional quantities; if a party fails to deliver or receive energy, defaulting party must compensate the other party as specified in the contract

Planned net MW in operation	Amount of capacity to be available to generate power considering uprates planned to be completed within the calendar year
Bundled energy & capacity contract	A contract for the sale of installed capacity and related energy, priced per megawatt-hour sold
Capacity contract	For Entergy Nuclear, a contract for the sale of the installed capacity product in regional markets managed by ISO New England and the New York Independent System Operator
Average contract price per MWh or per kW per month

  Price at which generation output and/or capacity is expected to be sold to third parties, given existing contract or option exercise prices based on expected dispatch or capacity, excluding the revenue associated with the amortization of the below-market PPA for Palisades

Average contract revenue per MWh	Price at which the combination of generation output and capacity are expected to be sold to third parties, given existing contract or option exercise prices based on expected dispatch
Entergy Nuclear
Net MW in operation	Installed capacity owned and operated by Entergy Nuclear
Average realized price per MWh	As-reported revenue per MWh billed for all non-utility nuclear operations
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh
Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel
GWh billed	Total number of GWh billed to all customers
Capacity factor	Normalized percentage of the period that the plant generates power
Refueling outage duration	Number of days lost for scheduled refueling outage during the period

  Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles, (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this release in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

Appendix E: Definitions of Operational Performance Measures and GAAP and Non-GAAP Financial Measures (continued)
Financial Measures - GAAP
Return on average invested capital - as-reported	12-months rolling earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity - as-reported	12-months rolling earnings divided by average common equity
Net margin - as-reported	12-months rolling earnings divided by 12 months rolling revenue
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund on the balance sheet less non-recourse debt, if any
Debt of joint ventures (Entergy's share)

  Debt issued by Entergy-Koch, LP and Non-Nuclear Wholesale Assets business joint ventures for periods through third quarter 2004. Only Non-Nuclear Wholesale Assets business joint ventures debt included for periods thereafter.

Leases (Entergy's share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Gross debt divided by total capitalization

Financial Measures - Non-GAAP
Operational earnings	As-reported earnings applicable to common stock adjusted to exclude the impact of special items
Return on average invested capital - operational	12-months rolling operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity - operational	12-months rolling operational earnings divided by average common equity
Net margin - operational	12-months rolling operational earnings divided by 12 months rolling revenue
Total gross liquidity	Sum of cash and revolver capacity
Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents
Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents

  Appendices F-1 and F-2 provide reconciliations of various non-GAAP financial measures disclosed in this release to their most comparable GAAP measure.

Appendix F-1: Reconciliation of GAAP to Non-GAAP Financial Measures - Return on Equity, Return on Invested Capital and Net Margin Metrics (x)
($ in millions)	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07
As-reported earnings-rolling 12 months (A)	963	898	920	916	955	1,133	1,151	1,137
Preferred dividends	25	25	27	28	29	28	28	26
Tax effected interest expense	287	293	304	316	324	339	352	365
As-reported earnings, rolling 12 months including preferred dividends and tax effected interest expense (B)	1,275	1,217	1,251	1,260	1,308	1,499	1,531	1,528

Special items in prior quarters	37	(11)	(43)	(37)	(6)	33	132	108

Special items 2Q05 thru 1Q07
Utility, Parent & Other ENOI results			6	11	7	(20)
Entergy-Koch, LP gain						55
Retail Business impairment reserve		(26)
Retail Business discontinued operations	(7)	(8)	(2)	13	(1)	(10)
Restructuring - Entergy-Koch, LP distribution						104
Non-Nuclear Wholesale Assets Write-off of tax capital losses						(28)
Total special items (C)	30	(45)	(40)	(13)	0	135	132	108

Operational earnings, rolling 12 months including preferred dividends and tax effected interest expense (B-C)	1,245	1,262	1,291	1,273	1,308	1,364	1,399	1,420

Operational earnings, rolling 12 months (A-C)	933	943	960	929	955	998	1,020	1,029

Average invested capital (D)	17,033	16,850	17,140	17,283	17,514	17,688	18,227	18,652

Average common equity (E)	8,350	8,020	8,026	8,080	8,208	7,970	7,939	7,998

Operating revenues (F)	9,661	10,106	10,564	10,747	11,104	10,932	11,295	11,371

ROIC - as-reported (B/D)	7.5	7.2	7.3	7.3	7.5	8.5	8.4	8.2

ROIC - operational ((B-C)/D)	7.3	7.5	7.5	7.4	7.5	7.7	7.7	7.6

ROE - as-reported (A/E)	11.5	11.2	11.5	11.3	11.6	14.2	14.5	14.2

ROE - operational ((A-C)/E)	11.2	11.8	12.0	11.5	11.6	12.5	12.8	12.9

Net margin - as-reported (A/F)	10.0	8.9	8.7	8.5	8.6	10.4	10.2	10.0

Net margin - operational ((A-C)/F)	9.7	9.3	9.1	8.6	8.6	9.1	9.0	9.1

  Data for 1Q07 and 2Q07 reflect the re-consolidation of ENOI and all other periods are not restated for this effect.

Appendix F-2: Reconciliation of GAAP to Non-GAAP Financial Measures - Credit and Liquidity Metrics (y)
($ in millions)	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07
Gross debt (A)	8,865	9,288	9,329	9,402	9,054	9,356	10,100	10,936
Less cash and cash equivalents (B)	598	583	752	729	745	1,016	1,100	1,320
Net debt (C)	8,267	8,705	8,576	8,673	8,309	8,340	9,000	9,616

Total capitalization (D)	17,070	17,477	17,888	17,956	17,957	17,899	18,304	19,088
Less cash and cash equivalents (B)	598	583	752	729	745	1,016	1,100	1,320
Net capital (E)	16,472	16,894	17,135	17,227	17,212	16,883	17,204	17,767

Debt to capital ratio % (A/D)	51.9	53.1	52.1	52.4	50.4	52.3	55.2	57.3

Net debt to net capital ratio % (C/E)	50.2	51.5	50.0	50.4	48.3	49.4	52.3	54.1

Off-balance sheet liabilities (F)	779	778	732	671	668	665	668	664

Net debt to net capital ratio including off-balance sheet liabilities % ((C+F)/(E+F))	52.4	53.7	52.1	52.2	50.2	51.3	54.1	55.8

Revolver capacity (G)	791	2,545	2,718	2,710	3,095	2,770	2,170	1,650

Gross liquidity (B+G)	1,389	3,128	3,470	3,439	3,840	3,786	3,270	2,970

  Data for 1Q07 and 2Q07 reflect the re-consolidation of ENOI and all other periods are not restated for this effect.

Appendix F-3: Reconciliation of GAAP to Non-GAAP Balance Sheet
December 31, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents:
Cash	95,468	3,886	99,354	117,379	3,886	121,265
Temporary cash investments - at cost,
which approximates market	499,942	13,207	513,149	898,773	13,207	911,980
Total cash and cash equivalents	595,410	17,093	612,503	1,016,152	17,093	1,033,245
Notes receivable - Entergy New Orleans DIP loan	51,934	(51,934)	-	51,934	(51,934)	-
Notes receivable	266,717	-	266,717	699	-	699
Accounts receivable:
Customer	410,512	58,999	469,511	410,512	58,999	469,511
Allowance for doubtful accounts	(19,348)	(10,563)	(29,911)	(19,348)	(10,563)	(29,911)
Associated companies	(5,099)	-	(5,099)	-	-	-
Other	312,654	(86,258)	226,396	487,264	(86,258)	401,006
Accrued unbilled revenues	249,165	23,758	272,923	249,165	23,758	272,923
Total receivables	947,884	(14,064)	933,820	1,127,593	(14,064)	1,113,529
Accumulated deferred income taxes	10,498	(2,924)	7,574	11,680	(2,924)	8,756
Fuel inventory - at average cost	189,829	5,041	194,870	193,098	5,041	198,139
Materials and supplies - at average cost	408,279	7,825	416,104	604,998	7,825	612,823
Deferred nuclear refueling outage costs	65,349	-	65,349	147,521	-	147,521
Prepayments and other	150,134	5,640	155,774	171,759	5,640	177,399
TOTAL	2,686,034	(33,323)	2,652,711	3,325,434	(33,323)	3,292,111

OTHER PROPERTY AND INVESTMENTS
Investment in affiliates - at equity	7,725,189	(153,988)	7,571,201	229,089	(153,988)	75,101
Decommissioning trust funds	1,274,676	-	1,274,676	2,858,523	-	2,858,523
Non-utility property - at cost (less accumulated depreciation)	208,956	1,107	210,063	212,726	1,107	213,833
Other	39,868	-	39,868	47,115	-	47,115
TOTAL	9,248,689	(152,881)	9,095,808	3,347,453	(152,881)	3,194,572

PROPERTY, PLANT, AND EQUIPMENT
Electric	28,405,556	698,081	29,103,637	30,713,284	698,081	31,411,365
Property under capital lease	730,182	-	730,182	730,182	-	730,182
Natural gas	92,787	186,932	279,719	92,787	186,932	279,719
Construction work in progress	609,431	21,824	631,255	786,147	21,824	807,971
Nuclear fuel under capital lease	269,485	-	269,485	269,485	-	269,485
Nuclear fuel	206,889	-	206,889	561,291	-	561,291
TOTAL PROPERTY, PLANT AND EQUIPMENT	30,314,330	906,837	31,221,167	33,153,176	906,837	34,060,013
Less - accumulated depreciation and amortization	13,366,710	446,673	13,813,383	13,715,099	446,673	14,161,772
PROPERTY, PLANT AND EQUIPMENT - NET	16,947,620	460,164	17,407,784	19,438,077	460,164	19,898,241

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
SFAS 109 regulatory asset - net	740,110	(71,870)	668,240	740,110	(71,870)	668,240
Other regulatory assets	2,768,352	295,440	3,063,792	2,768,352	295,440	3,063,792
Deferred fuel costs	168,122	-	168,122	168,122	-	168,122
Long-term receivables	19,349	936	20,285	19,349	936	20,285
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	736,461	4,824	741,285	898,662	4,824	903,486
TOTAL	4,806,493	229,330	5,035,823	4,971,767	229,330	5,201,097

TOTAL ASSETS	33,688,836	503,290	34,192,126	31,082,731	503,290	31,586,021
*Adjustment to reflect ENOI reconsolidation Totals may not foot due to rounding

Appendix F-3: Reconciliation of GAAP to Non-GAAP Balance Sheet
December 31, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Currently maturing long-term debt	93,335	-	93,335	181,576	-	181,576
Notes payable:
Associated companies	979,198	-	979,198	-	-	-
Other	25,039	-	25,039	25,039	-	25,039
Account payable:
Associated companies	69,355	-	69,355	-	-	-
Other	901,434	59,034	960,468	1,122,596	59,034	1,181,630
Customer deposits	248,031	14,808	262,839	248,031	14,808	262,839
Taxes accrued	167,060	2,087	169,147	187,324	2,087	189,411
Interest accrued	159,527	18,004	177,531	160,831	18,004	178,835
Deferred fuel costs	73,031	(18,996)	54,035	73,031	(18,996)	54,035
Obligations under capital leases	153,246	-	153,246	153,246	-	153,246
Pension and other postretirement liabilities	39,008	16	39,024	41,912	16	41,928
Other	100,501	6,138	106,639	271,544	6,138	277,682
TOTAL	3,008,765	81,091	3,089,856	2,465,130	81,091	2,546,221

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	5,451,700	98,884	5,550,584	5,820,700	98,884	5,919,584
Accumulated deferred investment tax credits	358,550	3,157	361,707	358,550	3,157	361,707
Obligations under capital leases	188,033	-	188,033	188,033	-	188,033
Other regulatory liabilities	449,237	-	449,237	449,237	-	449,237
Decommissioning and retirement cost liabilities	1,249,482	2,591	1,252,073	2,023,846	2,591	2,026,437
Transition to competition	79,098	-	79,098	79,098	-	79,098
Regulatory reserves	219	-	219	219	-	219
Accumulated provisions	81,053	8,384	89,437	88,902	8,384	97,286
Pension and other postretirement liabilities	1,125,707	60,034	1,185,741	1,410,433	60,034	1,470,467
Long-term debt	8,560,534	226,619	8,787,153	8,798,087	226,619	9,024,706
Preferred stock with sinking fund	10,500	-	10,500	10,500	-	10,500
Other	1,173,625	2,750	1,176,375	847,196	2,750	849,946
TOTAL	18,727,738	402,419	19,130,157	20,074,801	402,419	20,477,220

Preferred stock without sinking fund	310,751	19,780	330,531	344,913	19,780	364,693

SHAREHOLDERS' EQUITY
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2006	2,228,350	-	2,228,350	2,482	-	2,482
Paid-in capital	6,668,007	-	6,668,007	4,827,265	-	4,827,265
Retained earnings	5,592,532	-	5,592,532	6,113,042	-	6,113,042
Accumulated other comprehensive income (loss)	(82,917)	-	(82,917)	(100,512)	-	(100,512)
Less - treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	-	2,764,390	2,644,390	-	2,644,390
TOTAL	11,641,582	-	11,641,582	8,197,887	-	8,197,887

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	33,688,836	503,290	34,192,126	31,082,731	503,290	31,586,021

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-4: Reconciliation of GAAP to Non-GAAP Income Statement
Three Months Ended June 30, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma

OPERATING REVENUES
Electric	2,178,280	46,960	2,225,240	2,177,710	46,960	2,224,670
Natural gas	13,612	18,128	31,740	13,612	18,128	31,740
Competitive businesses	9,628	-	9,628	437,180	-	437,180
Total	2,201,520	65,088	2,266,608	2,628,502	65,088	2,693,590

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	599,399	16,433	615,832	661,619	16,433	678,052
Purchased power	575,644	(2,791)	572,853	577,408	(2,791)	574,617
Nuclear refueling outage expenses	20,023	-	20,023	42,546	-	42,546
Other operation and maintenance	393,883	17,527	411,410	573,234	17,527	590,761
Decommissioning	20,540	42	20,582	36,258	42	36,300
Taxes other than income taxes	77,251	8,088	85,339	91,130	8,088	99,218
Depreciation and amortization	198,165	8,466	206,631	217,943	8,466	226,409
Other regulatory charges (credits) - net	(58,929)	1,038	(57,891)	(58,929)	1,038	(57,891)
Total	1,825,976	48,803	1,874,779	2,141,209	48,803	2,190,012

OPERATING INCOME	375,544	16,285	391,829	487,293	16,285	503,578

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	8,908	909	9,817	8,908	909	9,817
Interest and dividend income	29,666	241	29,907	35,139	241	35,380
Equity in earnings (loss) of unconsolidated equity affiliates	11,520	(10,682)	838	8,483	(10,682)	(2,199)
Miscellaneous - net	(4,248)	20	(4,228)	(7,965)	20	(7,945)
Total	45,846	(9,512)	36,334	44,565	(9,512)	35,053

INTEREST AND OTHER CHARGES
Interest on long-term debt	119,947	185	120,132	122,670	185	122,855
Other interest - net	21,385	453	21,838	15,235	453	15,688
Allowance for borrowed funds used during construction	(5,405)	(743)	(6,148)	(5,405)	(743)	(6,148)
Preferred dividend requirements and other	6,919	92	7,011	7,774	92	7,866
Total	142,846	(13)	142,833	140,274	(13)	140,261

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	278,544	6,786	285,330	391,584	6,786	398,370

Income taxes	78,545	6,786	85,331	122,901	6,786	129,687

INCOME FROM CONTINUING OPERATIONS	199,999	-	199,999	268,683	-	268,683

INCOME FROM DISCONTINUED OPERATIONS
(net of taxes of $7,190)	13,119	-	13,119	13,119	-	13,119

CONSOLIDATED NET INCOME	213,118	-	213,118	281,802	-	281,802

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-5: Reconciliation of GAAP to Non-GAAP Income Statement
Six Months Ended June 30, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma

OPERATING REVENUES
Electric	4,271,887	78,015	4,349,902	4,270,646	78,015	4,348,661
Natural gas	51,027	55,140	106,167	51,027	55,140	106,167
Competitive businesses	19,846	(1)	19,845	874,864	(1)	874,863
Total	4,342,760	133,154	4,475,914	5,196,537	133,154	5,329,691

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,381,075	51,100	1,432,175	1,501,791	51,100	1,552,891
Purchased power	1,044,774	(9,845)	1,034,929	1,038,778	(9,845)	1,028,933
Nuclear refueling outage expenses	39,859	-	39,859	84,540	-	84,540
Other operation and maintenance	745,482	32,114	777,596	1,102,664	32,114	1,134,778
Decommissioning	40,717	83	40,800	71,854	83	71,937
Taxes other than income taxes	163,530	16,689	180,219	194,468	16,689	211,157
Depreciation and amortization	385,735	15,889	401,624	423,332	15,889	439,221
Other regulatory charges (credits) - net	(102,946)	2,080	(100,866)	(102,946)	2,080	(100,866)
Total	3,698,226	108,110	3,806,336	4,314,481	108,110	4,422,591

OPERATING INCOME	644,534	25,044	669,578	882,056	25,044	907,100

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	24,367	1,988	26,355	24,367	1,988	26,355
Interest and dividend income	68,699	(543)	68,156	78,968	(543)	78,425
Equity in earnings (loss) of unconsolidated equity affiliates	17,886	(16,325)	1,561	12,070	(16,325)	(4,255)
Miscellaneous - net	(9,672)	(132)	(9,804)	(14,170)	(132)	(14,302)
Total	101,280	(15,012)	86,268	101,235	(15,012)	86,223

INTEREST AND OTHER CHARGES
Interest on long-term debt	238,551	369	238,920	243,151	369	243,520
Other interest - net	45,061	1,006	46,067	32,495	1,006	33,501
Allowance for borrowed funds used during construction	(14,450)	(1,606)	(16,056)	(14,450)	(1,606)	(16,056)
Preferred dividend requirements and other	14,102	92	14,194	15,812	92	15,904
Total	283,264	(139)	283,125	277,008	(139)	276,869

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	462,550	10,171	472,721	706,283	10,171	716,454

Income taxes	147,099	10,171	157,270	241,732	10,171	251,903

INCOME FROM CONTINUING OPERATIONS	315,451	-	315,451	464,551	-	464,551

INCOME FROM DISCONTINUED OPERATIONS
(net of taxes of $5,986)	10,880	-	10,880	10,880	-	10,880

CONSOLIDATED NET INCOME	326,331	-	326,331	475,431	-	475,431

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-6: Reconciliation of GAAP to Non-GAAP Income Statement
Twelve Months Ended June 30, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma

OPERATING REVENUES
Electric	8,973,689	167,488	9,141,177	8,970,792	167,488	9,138,280
Natural gas	89,300	101,227	190,527	89,300	101,227	190,527
Competitive businesses	42,571	-	42,571	1,687,117	-	1,687,117
Total	9,105,560	268,715	9,374,275	10,747,209	268,715	11,015,924

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,514,010	132,527	2,646,537	2,759,459	132,527	2,891,986
Purchased power	2,549,368	(13,707)	2,535,661	2,519,739	(13,707)	2,506,032
Nuclear refueling outage expenses	79,052	-	79,052	168,232	-	168,232
Other operation and maintenance	1,460,732	69,827	1,530,559	2,162,596	69,827	2,232,423
Decommissioning	80,384	83	80,467	141,452	83	141,535
Taxes other than income taxes	330,749	36,854	367,603	391,358	36,854	428,212
Depreciation and amortization	791,677	32,718	824,395	859,769	32,718	892,487
Other regulatory charges (credits) - net	(102,857)	2,752	(100,105)	(102,857)	2,752	(100,105)
Total	7,703,115	261,054	7,964,169	8,899,748	261,054	9,160,802

OPERATING INCOME	1,402,445	7,661	1,410,106	1,847,461	7,661	1,855,122

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	46,583	4,689	51,272	46,583	4,689	51,272
Interest and dividend income	140,020	3,546	143,566	164,390	3,546	167,936
Equity in earnings (loss) of unconsolidated equity affiliates	11,964	(3,465)	8,499	(538)	(3,465)	(4,003)
Miscellaneous - net	(16,681)	(3,865)	(20,546)	(14,895)	(3,865)	(18,760)
Total	181,886	905	182,791	195,540	905	196,445

INTEREST AND OTHER CHARGES
Interest on long-term debt	459,878	3,518	463,396	470,437	3,518	473,955
Other interest - net	96,255	6,360	102,615	72,382	6,360	78,742
Allowance for borrowed funds used during construction	(30,552)	(3,798)	(34,350)	(30,552)	(3,798)	(34,350)
Preferred dividend requirements and other	25,038	92	25,130	28,458	92	28,550
Total	550,619	6,172	556,791	540,725	6,172	546,897

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,033,712	2,394	1,036,106	1,502,276	2,394	1,504,670

Income taxes	392,037	2,394	394,431	556,924	2,394	559,318

INCOME FROM CONTINUING OPERATIONS	641,675	-	641,675	945,352	-	945,352

LOSS FROM DISCONTINUED OPERATIONS
(net of taxes of $(15,831))	(29,736)	-	(29,736)	(29,736)	-	(29,736)

CONSOLIDATED NET INCOME	611,939	-	611,939	915,616	-	915,616

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-7: Reconciliation of GAAP to Non-GAAP Consolidated Cash Flow Statement
Three Months Ended June 30, 2006
($ in thousands)
	Consolidated
		ENOI
	GAAP	Adjustment*	Pro-forma
OPERATING ACTIVITIES
Consolidated net income	281,802	-	281,802
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(479)	-	(479)
Other regulatory credits - net	(58,928)	1,037	(57,891)
Depreciation, amortization, and decommissioning	254,825	8,507	263,332
Deferred income taxes, investment tax credits, and non-current taxes accrued	56,498	(9,414)	47,084
Equity in earnings of unconsolidated equity affiliates - net of dividends	(8,484)	10,682	2,198
Changes in working capital:		-
Receivables	(9,539)	(51,245)	(60,784)
Fuel inventory	14,957	(752)	14,205
Accounts payable	(29,330)	48,497	19,167
Taxes accrued	(12,027)	75,680	63,653
Interest accrued	(4,893)	267	(4,626)
Deferred fuel	73,216	(7,603)	65,613
Other working capital accounts	(37,005)	(10,008)	(47,013)
Provision for estimated losses and reserves	10,008	(81)	9,927
Changes in other regulatory assets	(89,853)	(39,968)	(129,821)
Other	27,260	22,125	49,385
Net cash flow provided by operating activities	468,028	47,724	515,752

INVESTING ACTIVITIES
Construction/capital expenditures	(288,254)	(5,514)	(293,768)
Allowance for equity funds used during construction	8,908	909	9,817
Nuclear fuel purchases	(33,223)	-	(33,223)
Proceeds from sale/leaseback of nuclear fuel	32,282	-	32,282
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	-	-	-
Insurance proceeds received for property damages	10,330	-	10,330
Decrease in other investments	37,730	(40,251)	(2,521)
Proceeds from nuclear decommissioning trust fund sales	239,932	-	239,932
Investment in nuclear decommissioning trust funds	(261,504)	-	(261,504)
Other regulatory investments	(19,031)	-	(19,031)
Net cash flow used in investing activities	(195,671)	(44,856)	(240,527)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	489,281	-	489,281
Preferred stock	-	-	-
Common stock and treasury stock	3,567	-	3,567
Retirement of long-term debt	(488,097)	-	(488,097)
Repurchase of common stock	-	-	-
Redemption of preferred stock	(178,810)	-	(178,810)
Changes in credit line borrowings - net	-	-	-
Dividends paid:
Common stock	(112,268)	-	(112,268)
Preferred stock	(9,099)	(92)	(9,191)
Net cash flow provided by (used in) financing activities	(295,426)	(92)	(295,518)
Effect of exchange rates on cash and cash equivalents	(383)	-	(383)
Net increase in cash and cash equivalents	(23,452)	2,776	(20,676)
Cash and cash equivalents at beginning of period	752,386	25,545	777,931
Cash and cash equivalents at end of period	728,934	28,321	757,255

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	136,025	1,266	137,291
Income taxes	114,041	(59,730)	54,311

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-8: Reconciliation of GAAP to Non-GAAP Consolidated Cash Flow Statement
Six Months Ended June 30, 2006
($ in thousands)	Consolidated
		ENOI
	GAAP	Adjustment*	Pro-forma
OPERATING ACTIVITIES
Consolidated net income	475,431	-	475,431
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	41,683	(37)	41,646
Other regulatory credits - net	(102,946)	2,080	(100,866)
Depreciation, amortization, and decommissioning	496,632	15,972	512,604
Deferred income taxes, investment tax credits, and non-current taxes accrued	427,272	61,465	488,737
Equity in earnings of unconsolidated equity affiliates - net of dividends	(9,896)	16,325	6,429
Changes in working capital:		-
Receivables	318,480	5,244	323,724
Fuel inventory	(13,650)	6,068	(7,582)
Accounts payable	(285,750)	(421)	(286,171)
Taxes accrued	23,941	5,888	29,829
Interest accrued	(21,754)	549	(21,205)
Deferred fuel	272,835	(3,022)	269,813
Other working capital accounts	103,790	(6,911)	96,879
Provision for estimated losses and reserves	25,037	(81)	24,956
Changes in other regulatory assets	(165,527)	(32,658)	(198,185)
Other	(105,035)	7,999	(97,036)
Net cash flow provided by operating activities	1,480,543	78,460	1,559,003

INVESTING ACTIVITIES
Construction/capital expenditures	(952,432)	(49,833)	(1,002,265)
Allowance for equity funds used during construction	24,367	1,988	26,355
Nuclear fuel purchases	(124,250)	-	(124,250)
Proceeds from sale/leaseback of nuclear fuel	41,109	-	41,109
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	(88,199)	-	(88,199)
Insurance proceeds received for property damages	10,330	-	10,330
Decrease in other investments	50,070	(50,251)	(181)
Proceeds from nuclear decommissioning trust fund sales	523,806	-	523,806
Investment in nuclear decommissioning trust funds	(573,921)	-	(573,921)
Other regulatory investments	(42,479)	-	(42,479)
Net cash flow used in investing activities	(1,054,440)	(98,096)	(1,152,536)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	1,237,865	(7)	1,237,858
Preferred stock	73,354	-	73,354
Common stock and treasury stock	15,372	-	15,372
Retirement of long-term debt	(1,143,746)	-	(1,143,746)
Repurchase of common stock	-	-	-
Redemption of preferred stock	(181,060)	-	(181,060)
Changes in credit line borrowings - net	(40,000)	-	(40,000)
Dividends paid:
Common stock	(224,458)	-	(224,458)
Preferred stock	(16,760)	(92)	(16,852)
Net cash flow provided by (used in) financing activities	(279,433)	(99)	(279,532)
Effect of exchange rates on cash and cash equivalents	(556)	-	(556)
Net increase in cash and cash equivalents	146,114	(19,735)	126,379
Cash and cash equivalents at beginning of period	582,820	48,056	630,876
Cash and cash equivalents at end of period	728,934	28,321	757,255
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	282,454	457	282,911
Income taxes	(231,325)	(59,730)	(291,055)

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-9: Reconciliation of GAAP to Non-GAAP Consolidated Cash Flow Statement
Twelve Months Ended June 30, 2006
($ in thousands)	Consolidated
	GAAP	ENOI Adjustment*	Pro-forma

OPERATING ACTIVITIES
Consolidated net income	915,616	-	915,616
Adjustments to reconcile consolidated net income to net cash flow		-
provided by operating activities:		-
Reserve for regulatory adjustments	33,572	(298)	33,274
Other regulatory credits - net	(102,857)	2,752	(100,105)
Depreciation, amortization, and decommissioning	1,004,026	32,802	1,036,828
Deferred income taxes, investment tax credits, and non-current taxes accrued	767,604	79,628	847,232
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	6,412	(235)	6,177
Provision for asset impairments and restructuring charges	39,767	-	39,767
Changes in working capital:		-
Receivables	75,363	71,443	146,806
Fuel inventory	(105,840)	(1,980)	(107,820)
Accounts payable	32,129	4,786	36,915
Taxes accrued	(22,967)	3,292	(19,675)
Interest accrued	11,094	(1,137)	9,957
Deferred fuel	112,296	(10,218)	102,078
Other working capital accounts	107,109	(7,863)	99,246
Provision for estimated losses and reserves	9,797	(449)	9,348
Changes in other regulatory assets	(498,759)	(96,301)	(595,060)
Other	(209,163)	(1,162)	(210,325)
Net cash flow provided by operating activities	2,175,199	75,060	2,250,259
INVESTING ACTIVITIES
Construction/capital expenditures	(1,794,514)	(83,826)	(1,878,340)
Allowance for equity funds used during construction	46,582	4,689	51,271
Nuclear fuel purchases	(254,219)	-	(254,219)
Proceeds from sale/leaseback of nuclear fuel	99,832	-	99,832
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	(88,199)	-	(88,199)
Insurance proceeds received for property damages	10,330	-	10,330
Decrease (increase) in other investments	(3,218)	39,749	36,531
Proceeds from nuclear decommissioning trust fund sales	1,037,833	-	1,037,833
Investment in nuclear decommissioning trust funds	(1,134,992)	-	(1,134,992)
Other regulatory investments	(369,135)	-	(369,135)
Net cash flow used in investing activities	(2,372,541)	(39,388)	(2,411,929)
FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	4,178,011	(15)	4,177,996
Preferred stock	171,349	-	171,349
Common stock and treasury stock	31,572	-	31,572
Retirement of long-term debt	(3,131,038)	(30,060)	(3,161,098)
Repurchase of common stock	(238,368)	-	(238,368)
Redemption of preferred stock	(212,529)	-	(212,529)
Changes in credit line borrowings - net	-	15,000	15,000
Dividends paid:
Common stock	(448,613)	-	(448,613)
Preferred stock	(29,453)	(334)	(29,787)
Net cash flow provided by (used in) financing activities	320,931	(15,409)	305,522
Effect of exchange rates on cash and cash equivalents	(1,287)	0	(1,287)
Net increase in cash and cash equivalents	122,302	20,263	142,565
Cash and cash equivalents at beginning of period	606,632	8,058	614,690
Cash and cash equivalents at end of period	728,934	28,321	757,255
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	501,379	(7,425)	493,954
Income taxes	(198,941)	(74,823)	(273,764)

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Entergy Corporation's common stock is listed on the New York and Chicago exchanges under the symbol "ETR".

Additional investor information can be accessed on-line at
www.entergy.com/investor_relations

**********************************************************************************************************************

In this release, Entergy makes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Many factors could cause the actual results to differ materially than the forward-looking information provided. These factors are discussed in more detail in Entergy Corporation's 2006 Annual Report on Form 10-K including (a) Forward-Looking Information, (b) Item 1A. Risk Factors, and (c) Item 7. Management's Financial Discussion and Analysis and subsequent SEC filings.

Entergy Corporation

Consolidating Balance Sheet
June 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 97,342	$ 6,662	$ -	$ 104,004
Temporary cash investments - at cost,
which approximates market	843,355	372,863	-	1,216,218
Total cash and cash equivalents	940,697	379,525	-	1,320,222
Notes receivable - Entergy New Orleans DIP loan	-	-	-	-
Notes receivable	210,700	1,296,753	(1,506,963)	490
Accounts receivable:
Customer	463,543	417	-	463,960
Allowance for doubtful accounts	(27,231)	-	-	(27,231)
Associated companies	8,685	120,023	(128,708)	-
Other	240,882	225,425	-	466,307
Accrued unbilled revenues	333,477	-	-	333,477
Total receivables	1,019,356	345,865	(128,708)	1,236,513
Accumulated deferred income taxes	-	-	-	-
Fuel inventory - at average cost	205,515	3,157	-	208,672
Materials and supplies - at average cost	438,057	227,907	-	665,964
Deferred nuclear refueling outage costs	72,598	143,846	-	216,444
Prepayments and other	321,860	66,673	-	388,533
TOTAL	3,208,783	2,463,726	(1,635,671)	4,036,838

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	7,854,308	156,082	(7,931,327)	79,063
Decommissioning trust funds	1,338,658	1,885,243	-	3,223,901
Non-utility property - at cost (less accumulated depreciation)	206,871	3,977	-	210,848
Other	70,981	7,252	(5,388)	72,845
TOTAL	9,470,818	2,052,554	(7,936,715)	3,586,657

PROPERTY, PLANT, AND EQUIPMENT

Electric	29,682,610	3,047,068	(1,478)	32,728,200
Property under capital lease	728,683	-	-	728,683
Natural gas	294,595	-	-	294,595
Construction work in progress	685,421	169,728	-	855,149
Nuclear fuel under capital lease	190,640	-	-	190,640
Nuclear fuel	260,875	466,613	-	727,488
TOTAL PROPERTY, PLANT AND EQUIPMENT	31,842,824	3,683,409	(1,478)	35,524,755
Less - accumulated depreciation and amortization	14,301,654	388,600	-	14,690,254
PROPERTY, PLANT AND EQUIPMENT - NET	17,541,170	3,294,809	(1,478)	20,834,501

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	655,642	-	-	655,642
Other regulatory assets	2,774,223	-	-	2,774,223
Deferred fuel costs	168,122	-	-	168,122
Long-term receivables	17,293	-	-	17,293
Goodwill	374,099	3,073	-	377,172
Other	822,066	805,548	(663,335)	964,279
TOTAL	4,811,445	808,621	(663,335)	4,956,731

TOTAL ASSETS	$ 35,032,216	$ 8,619,710	$ (10,237,199)	$ 33,414,727

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
June 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 183,701	$ 88,241	$ -	$ 271,942
Notes payable:
Associated companies	917,693	589,270	(1,506,963)	-
Other	25,039	-	-	25,039
Account payable:
Associated companies	70,276	56,223	(126,499)	-
Other	828,874	168,373	-	997,247
Customer deposits	277,438	-	-	277,438
Taxes accrued	-	-	-	-
Accumulated deferred income taxes	18,545	-	-	18,545
Interest accrued	143,319	6,422	-	149,741
Deferred fuel costs	91,740	-	-	91,740
Obligations under capital leases	152,682	-	-	152,682
Pension and other postretirement liabilities	29,223	3,115	-	32,338
Other	331,370	141,971	-	473,341
TOTAL	3,069,900	1,053,615	(1,633,462)	2,490,053

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,705,294	464,965	-	6,170,259
Accumulated deferred investment tax credits	352,634	-	-	352,634
Obligations under capital leases	185,980	-	-	185,980
Other regulatory liabilities	524,047	-	-	524,047
Decommissioning and retirement cost liabilities	1,298,402	1,017,679	-	2,316,081
Transition to competition	79,098	-	-	79,098
Regulatory reserves	-	-	-	-
Accumulated provisions	121,982	8,540	-	130,522
Pension and other postretirement liabilities	1,131,636	332,084	-	1,463,720
Long-term debt	10,063,389	309,196	(80,890)	10,291,695
Preferred stock with sinking fund	8,250	-	-	8,250
Other	1,268,209	574,487	(592,291)	1,250,405
TOTAL	20,738,921	2,706,951	(673,181)	22,772,691

Preferred stock without sinking fund	330,303	426,108	(391,937)	364,474

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2007	2,228,350	1,068,642	(3,294,510)	2,482
Paid-in capital	6,681,799	1,941,309	(3,782,049)	4,841,059
Retained earnings	5,571,034	1,427,655	(626,002)	6,372,687
Accumulated other comprehensive income (loss)	(81,141)	38,746	626	(41,769)
Less - treasury stock, at cost (52,114,693 shares in 2007)	3,506,950	43,316	(163,316)	3,386,950
TOTAL	10,893,092	4,433,036	(7,538,619)	7,787,509

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 35,032,216	$ 8,619,710	$ (10,237,199)	$ 33,414,727

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 95,468	$ 21,911	$ -	$ 117,379
Temporary cash investments - at cost,
which approximates market	499,942	398,831	-	898,773
Total cash and cash equivalents	595,410	420,742	-	1,016,152
Notes receivable - Entergy New Orleans DIP loan	51,934	-	-	51,934
Notes receivable	266,717	1,280,921	(1,546,939)	699
Accounts receivable:
Customer	410,512	-	-	410,512
Allowance for doubtful accounts	(19,348)	-	-	(19,348)
Associated companies	(5,099)	94,549	(89,450)	-
Other	312,654	174,610	-	487,264
Accrued unbilled revenues	249,165	-	-	249,165
Total receivables	947,884	269,159	(89,450)	1,127,593
Accumulated deferred income taxes	10,498	1,182	-	11,680
Fuel inventory - at average cost	189,829	3,269	-	193,098
Materials and supplies - at average cost	408,279	196,719	-	604,998
Deferred nuclear refueling outage costs	65,349	82,172	-	147,521
Prepayments and other	150,134	21,625	-	171,759
TOTAL	2,686,034	2,275,789	(1,636,389)	3,325,434

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	7,725,189	152,066	(7,648,166)	229,089
Decommissioning trust funds	1,274,676	1,583,847	-	2,858,523
Non-utility property - at cost (less accumulated depreciation)	208,956	3,770	-	212,726
Other	39,868	7,247	-	47,115
TOTAL	9,248,689	1,746,930	(7,648,166)	3,347,453

PROPERTY, PLANT, AND EQUIPMENT

Electric	28,405,556	2,309,755	(2,027)	30,713,284
Property under capital lease	730,182	-	-	730,182
Natural gas	92,787	-	-	92,787
Construction work in progress	609,431	176,716	-	786,147
Nuclear fuel under capital lease	269,485	-	-	269,485
Nuclear fuel	206,889	354,402	-	561,291
TOTAL PROPERTY, PLANT AND EQUIPMENT	30,314,330	2,840,873	(2,027)	33,153,176
Less - accumulated depreciation and amortization	13,366,710	348,389	-	13,715,099
PROPERTY, PLANT AND EQUIPMENT - NET	16,947,620	2,492,484	(2,027)	19,438,077

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	740,110	-	-	740,110
Other regulatory assets	2,768,352	-	-	2,768,352
Deferred fuel costs	168,122	-	-	168,122
Long-term receivables	19,349	-	-	19,349
Goodwill	374,099	3,073	-	377,172
Other	736,461	781,364	(619,163)	898,662
TOTAL	4,806,493	784,437	(619,163)	4,971,767

TOTAL ASSETS	$ 33,688,836	$ 7,299,640	$ (9,905,745)	$ 31,082,731

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 93,335	$ 88,241	$ -	$ 181,576
Notes payable:
Associated companies	979,198	567,741	(1,546,939)	-
Other	25,039	-	-	25,039
Account payable:
Associated companies	69,355	17,949	(87,304)	-
Other	901,434	221,162	-	1,122,596
Customer deposits	248,031	-	-	248,031
Taxes accrued	167,060	20,264	-	187,324
Accumulated deferred income taxes	-	-	-	-
Interest accrued	159,527	1,304	-	160,831
Deferred fuel costs	73,031	-	-	73,031
Obligations under capital leases	153,246	-	-	153,246
Pension and other postretirement liabilities	39,008	2,904	-	41,912
Other	100,501	171,043	-	271,544
TOTAL	3,008,765	1,090,608	(1,634,243)	2,465,130

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,451,700	369,000	-	5,820,700
Accumulated deferred investment tax credits	358,550	-	-	358,550
Obligations under capital leases	188,033	-	-	188,033
Other regulatory liabilities	449,237	-	-	449,237
Decommissioning and retirement cost liabilities	1,249,482	774,364	-	2,023,846
Transition to competition	79,098	-	-	79,098
Regulatory reserves	219	-	-	219
Accumulated provisions	81,053	7,849	-	88,902
Pension and other postretirement liabilities	1,125,707	284,726	-	1,410,433
Long-term debt	8,560,534	301,805	(64,252)	8,798,087
Preferred stock with sinking fund	10,500	-	-	10,500
Other	1,173,625	233,424	(559,853)	847,196
TOTAL	18,727,738	1,971,168	(624,105)	20,074,801

Preferred stock without sinking fund	310,751	426,099	(391,937)	344,913

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2006	2,228,350	1,068,642	(3,294,510)	2,482
Paid-in capital	6,668,007	1,500,553	(3,341,295)	4,827,265
Retained earnings	5,592,532	1,304,107	(783,597)	6,113,042
Accumulated other comprehensive income (loss)	(82,917)	(18,221)	626	(100,512)
Less - treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	43,316	(163,316)	2,644,390
TOTAL	11,641,582	3,811,765	(7,255,460)	8,197,887

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 33,688,836	$ 7,299,640	$ (9,905,745)	$ 31,082,731

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 99,354	$ 21,911	$ -	$ 121,265
Temporary cash investments - at cost,
which approximates market	513,149	398,831	-	911,980
Total cash and cash equivalents	612,503	420,742	-	1,033,245
Notes receivable - Entergy New Orleans DIP loan	-	-	-	-
Notes receivable	266,717	1,280,921	(1,546,939)	699
Accounts receivable:
Customer	469,511	-	-	469,511
Allowance for doubtful accounts	(29,911)	-	-	(29,911)
Associated companies	(5,099)	94,549	(89,450)	-
Other	226,396	174,610	-	401,006
Accrued unbilled revenues	272,923	-	-	272,923
Total receivables	933,820	269,159	(89,450)	1,113,529
Accumulated deferred income taxes	7,574	1,182	-	8,756
Fuel inventory - at average cost	194,870	3,269	-	198,139
Materials and supplies - at average cost	416,104	196,719	-	612,823
Deferred nuclear refueling outage costs	65,349	82,172	-	147,521
Prepayments and other	155,774	21,625	-	177,399
TOTAL	2,652,711	2,275,789	(1,636,389)	3,292,111

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	7,571,201	152,066	(7,648,166)	75,101
Decommissioning trust funds	1,274,676	1,583,847	-	2,858,523
Non-utility property - at cost (less accumulated depreciation)	210,063	3,770	-	213,833
Other	39,868	7,247	-	47,115
TOTAL	9,095,808	1,746,930	(7,648,166)	3,194,572

PROPERTY, PLANT, AND EQUIPMENT

Electric	29,103,637	2,309,755	(2,027)	31,411,365
Property under capital lease	730,182	-	-	730,182
Natural gas	279,719	-	-	279,719
Construction work in progress	631,255	176,716	-	807,971
Nuclear fuel under capital lease	269,485	-	-	269,485
Nuclear fuel	206,889	354,402	-	561,291
TOTAL PROPERTY, PLANT AND EQUIPMENT	31,221,167	2,840,873	(2,027)	34,060,013
Less - accumulated depreciation and amortization	13,813,383	348,389	-	14,161,772
PROPERTY, PLANT AND EQUIPMENT - NET	17,407,784	2,492,484	(2,027)	19,898,241

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	668,240	-	-	668,240
Other regulatory assets	3,063,792	-	-	3,063,792
Deferred fuel costs	168,122	-	-	168,122
Long-term receivables	20,285	-	-	20,285
Goodwill	374,099	3,073	-	377,172
Other	741,285	781,364	(619,163)	903,486
TOTAL	5,035,823	784,437	(619,163)	5,201,097

TOTAL ASSETS	$ 34,192,126	$ 7,299,640	$ (9,905,745)	$ 31,586,021

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 93,335	$ 88,241	$ -	$ 181,576
Notes payable:
Associated companies	979,198	567,741	(1,546,939)	-
Other	25,039	-	-	25,039
Account payable:
Associated companies	69,355	17,949	(87,304)	-
Other	960,468	221,162	-	1,181,630
Customer deposits	262,839	-	-	262,839
Taxes accrued	169,147	20,264	-	189,411
Accumulated deferred income taxes	-	-	-	-
Interest accrued	177,531	1,304	-	178,835
Deferred fuel costs	54,035	-	-	54,035
Obligations under capital leases	153,246	-	-	153,246
Pension and other postretirement liabilities	39,024	2,904	-	41,928
Other	106,639	171,043	-	277,682
TOTAL	3,089,856	1,090,608	(1,634,243)	2,546,221

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,550,584	369,000	-	5,919,584
Accumulated deferred investment tax credits	361,707	-	-	361,707
Obligations under capital leases	188,033	-	-	188,033
Other regulatory liabilities	449,237	-	-	449,237
Decommissioning and retirement cost liabilities	1,252,073	774,364	-	2,026,437
Transition to competition	79,098	-	-	79,098
Regulatory reserves	219	-	-	219
Accumulated provisions	89,437	7,849	-	97,286
Pension and other postretirement liabilities	1,185,741	284,726	-	1,470,467
Long-term debt	8,787,153	301,805	(64,252)	9,024,706
Preferred stock with sinking fund	10,500	-	-	10,500
Other	1,176,375	233,424	(559,853)	849,946
TOTAL	19,130,157	1,971,168	(624,105)	20,477,220

Preferred stock without sinking fund	330,531	426,099	(391,937)	364,693

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2006	2,228,350	1,068,642	(3,294,510)	2,482
Paid-in capital	6,668,007	1,500,553	(3,341,295)	4,827,265
Retained earnings	5,592,532	1,304,107	(783,597)	6,113,042
Accumulated other comprehensive income (loss)	(82,917)	(18,221)	626	(100,512)
Less - treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	43,316	(163,316)	2,644,390
TOTAL	11,641,582	3,811,765	(7,255,460)	8,197,887

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 34,192,126	$ 7,299,640	$ (9,905,745)	$ 31,586,021

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
June 30, 2007 vs December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ (2,012)	$ (15,249)	$ -	$ (17,261)
Temporary cash investments - at cost,
which approximates market	330,206	(25,968)	-	304,238
Total cash and cash equivalents	328,194	(41,217)	-	286,977
Notes receivable - Entergy New Orleans DIP loan	-	-	-	-
Notes receivable	(56,017)	15,832	39,976	(209)
Accounts receivable:
Customer	(5,968)	417	-	(5,551)
Allowance for doubtful accounts	2,680	-	-	2,680
Associated companies	13,784	25,474	(39,258)	-
Other	14,486	50,815	-	65,301
Accrued unbilled revenues	60,554	-	-	60,554
Total receivables	85,536	76,706	(39,258)	122,984
Accumulated deferred income taxes	(7,574)	(1,182)	-	(8,756)
Fuel inventory - at average cost	10,645	(112)	-	10,533
Materials and supplies - at average cost	21,953	31,188	-	53,141
Deferred nuclear refueling outage costs	7,249	61,674	-	68,923
Prepayments and other	166,086	45,048	-	211,134
TOTAL	556,072	187,937	718	744,727

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	283,107	4,016	(283,161)	3,962
Decommissioning trust funds	63,982	301,396	-	365,378
Non-utility property - at cost (less accumulated depreciation)	(3,192)	207	-	(2,985)
Other	31,113	5	(5,388)	25,730
TOTAL	375,010	305,624	(288,549)	392,085

PROPERTY, PLANT, AND EQUIPMENT

Electric	578,973	737,313	549	1,316,835
Property under capital lease	(1,499)	-	-	(1,499)
Natural gas	14,876	-	-	14,876
Construction work in progress	54,166	(6,988)	-	47,178
Nuclear fuel under capital lease	(78,845)	-	-	(78,845)
Nuclear fuel	53,986	112,211	-	166,197
TOTAL PROPERTY, PLANT AND EQUIPMENT	621,657	842,536	549	1,464,742
Less - accumulated depreciation and amortization	488,271	40,211	-	528,482
PROPERTY, PLANT AND EQUIPMENT - NET	133,386	802,325	549	936,260

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	(12,598)	-	-	(12,598)
Other regulatory assets	(289,569)	-	-	(289,569)
Deferred fuel costs	-	-	-	-
Long-term receivables	(2,992)	-	-	(2,992)
Goodwill	-	-	-	-
Other	80,781	24,184	(44,172)	60,793
TOTAL	(224,378)	24,184	(44,172)	(244,366)

TOTAL ASSETS	$ 840,090	$ 1,320,070	$ (331,454)	$ 1,828,706

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
June 30, 2007 vs December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 90,366	$ -	$ -	$ 90,366
Notes payable:
Associated companies	(61,505)	21,529	39,976	-
Other	-	-	-	-
Account payable:
Associated companies	921	38,274	(39,195)	-
Other	(131,594)	(52,789)	-	(184,383)
Customer deposits	14,599	-	-	14,599
Taxes accrued	(169,147)	(20,264)	-	(189,411)
Accumulated deferred income taxes	18,545	-	-	18,545
Interest accrued	(34,212)	5,118	-	(29,094)
Deferred fuel costs	37,705	-	-	37,705
Obligations under capital leases	(564)	-	-	(564)
Pension and other postretirement liabilities	(9,801)	211	-	(9,590)
Other	224,731	(29,072)	-	195,659
TOTAL	(19,956)	(36,993)	781	(56,168)

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	154,710	95,965	-	250,675
Accumulated deferred investment tax credits	(9,073)	-	-	(9,073)
Obligations under capital leases	(2,053)	-	-	(2,053)
Other regulatory liabilities	74,810	-	-	74,810
Decommissioning and retirement cost liabilities	46,329	243,315	-	289,644
Transition to competition	-	-	-	-
Regulatory reserves	(219)	-	-	(219)
Accumulated provisions	32,545	691	-	33,236
Pension and other postretirement liabilities	(54,105)	47,358	-	(6,747)
Long-term debt	1,276,236	7,391	(16,638)	1,266,989
Preferred stock with sinking fund	(2,250)	-	-	(2,250)
Other	91,834	341,063	(32,438)	400,459
TOTAL	1,608,764	735,783	(49,076)	2,295,471

Preferred stock without sinking fund	(228)	9	-	(219)

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2007 and 2006	-	-	-	-
Paid-in capital	13,792	440,756	(440,754)	13,794
Retained earnings	(21,498)	123,548	157,595	259,645
Accumulated other comprehensive income (loss)	1,776	56,967	-	58,743
Less - treasury stock, at cost	742,560	-	-	742,560
TOTAL	(748,490)	621,271	(283,159)	(410,378)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 840,090	$ 1,320,070	$ (331,454)	$ 1,828,706

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Three Months Ended June 30, 2007
(Dollars in thousands)
(Unaudited)

OPERATING REVENUES	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

Electric	$ 2,195,646	$ -	$ (1,002)	$ 2,194,644
Natural gas	42,909	-	-	42,909
Competitive businesses	7,413	529,925	(5,539)	531,799
Total	2,245,968	529,925	(6,541)	2,769,352

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	514,175	81,427	-	595,602
Purchased power	581,557	25,357	(5,914)	601,000
Nuclear refueling outage expenses	19,184	25,430	-	44,614
Other operation and maintenance	455,868	184,543	(741)	639,670
Decommissioning	22,103	19,978	-	42,080
Taxes other than income taxes	98,072	18,276	-	116,348
Depreciation and amortization	212,490	26,163	-	238,653
Other regulatory charges (credits) - net	13,345	-	-	13,345
Total	1,916,794	381,174	(6,655)	2,291,312

OPERATING INCOME	329,174	148,751	114	478,040

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	7,459	-	-	7,459
Interest and dividend income	34,784	38,152	(18,989)	53,948
Equity in earnings (loss) of unconsolidated equity affiliates	341	136	-	477
Miscellaneous - net	(2,589)	(3,755)	(114)	(6,459)
Total	39,995	34,533	(19,103)	55,425

INTEREST AND OTHER CHARGES
Interest on long-term debt	123,075	981	-	124,057
Other interest - net	37,879	14,649	(18,975)	33,553
Allowance for borrowed funds used during construction	(4,386)	-	-	(4,386)
Preferred dividend requirements and other	5,333	869	(14)	6,188
Total	161,901	16,499	(18,989)	159,412

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	207,268	166,785	-	374,053

Income taxes	86,688	19,763	-	106,451

INCOME FROM CONTINUING OPERATIONS	120,580	147,022	-	267,602

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-	-	-	-

CONSOLIDATED NET INCOME	$ 120,580	$ 147,022	-	$ 267,602

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$0.61	$0.75		$1.36
DILUTED	$0.59	$0.73		$1.32
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	-	-		-
DILUTED	-	-		-
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$0.61	$0.75		$1.36
DILUTED	$0.59	$0.73		$1.32

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				196,979,140
DILUTED				203,423,646

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Three Months Ended June 30, 2006
(Dollars in thousands)
(Unaudited)
	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 2,178,280	$ -	$ (570)	$ 2,177,710
Natural gas	13,612	-	-	13,612
Competitive businesses	9,628	435,520	(7,968)	437,180
Total	2,201,520	435,520	(8,538)	2,628,502

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	599,399	62,220	-	661,619
Purchased power	575,644	9,917	(8,153)	577,408
Nuclear refueling outage expenses	20,023	22,523	-	42,546
Other operation and maintenance	393,883	179,849	(498)	573,234
Decommissioning	20,540	15,718	-	36,258
Taxes other than income taxes	77,251	13,879	-	91,130
Depreciation and amortization	198,165	19,778	-	217,943
Other regulatory charges (credits) - net	(58,929)	-	-	(58,929)
Total	1,825,976	323,884	(8,651)	2,141,209

OPERATING INCOME	375,544	111,636	113	487,293

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	8,908	-	-	8,908
Interest and dividend income	29,666	26,859	(21,386)	35,139
Equity in earnings (loss) of unconsolidated equity affiliates	11,520	(3,037)	-	8,483
Miscellaneous - net	(4,248)	(3,603)	(114)	(7,965)
Total	45,846	20,219	(21,500)	44,565

INTEREST AND OTHER CHARGES
Interest on long-term debt	119,947	2,723	-	122,670
Other interest - net	21,385	15,223	(21,373)	15,235
Allowance for borrowed funds used during construction	(5,405)	-	-	(5,405)
Preferred dividend requirements and other	6,919	869	(14)	7,774
Total	142,846	18,815	(21,387)	140,274

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	278,544	113,040	-	391,584

Income taxes	78,545	44,356	-	122,901

INCOME FROM CONTINUING OPERATIONS	199,999	68,684	-	268,683

INCOME FROM DISCONTINUED OPERATIONS (net of taxes of $7,190)	13,119	-	-	13,119

CONSOLIDATED NET INCOME	$ 213,118	$ 68,684	$ -	$ 281,802

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$0.96	$0.33		$1.29
DILUTED	$0.94	$0.33		$1.27
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.06	-		$0.06
DILUTED	$0.06	-		$0.06
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.02	$0.33		$1.35
DILUTED	$1.00	$0.33		$1.33

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,982,485
DILUTED				211,557,985

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Three Months Ended June 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 2,225,240	$ -	$ (570)	$ 2,224,670
Natural gas	31,740	-	-	31,740
Competitive businesses	9,628	435,520	(7,968)	437,180
Total	2,266,608	435,520	(8,538)	2,693,590

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	615,832	62,220	-	678,052
Purchased power	572,853	9,917	(8,153)	574,617
Nuclear refueling outage expenses	20,023	22,523	-	42,546
Other operation and maintenance	411,410	179,849	(498)	590,761
Decommissioning	20,582	15,718	-	36,300
Taxes other than income taxes	85,339	13,879	-	99,218
Depreciation and amortization	206,631	19,778	-	226,409
Other regulatory charges (credits) - net	(57,891)	-	-	(57,891)
Total	1,874,779	323,884	(8,651)	2,190,012

OPERATING INCOME	391,829	111,636	113	503,578

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	9,817	-	-	9,817
Interest and dividend income	29,907	26,859	(21,386)	35,380
Equity in earnings (loss) of unconsolidated equity affiliates	838	(3,037)	-	(2,199)
Miscellaneous - net	(4,228)	(3,603)	(114)	(7,945)
Total	36,334	20,219	(21,500)	35,053

INTEREST AND OTHER CHARGES
Interest on long-term debt	120,132	2,723	-	122,855
Other interest - net	21,838	15,223	(21,373)	15,688
Allowance for borrowed funds used during construction	(6,148)	-	-	(6,148)
Preferred dividend requirements and other	7,011	869	(14)	7,866
Total	142,833	18,815	(21,387)	140,261

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	285,330	113,040	-	398,370

Income taxes	85,331	44,356	-	129,687

INCOME FROM CONTINUING OPERATIONS	199,999	68,684	-	268,683

INCOME FROM DISCONTINUED OPERATIONS (net of taxes of $7,190)	13,119	-	-	13,119

CONSOLIDATED NET INCOME	$ 213,118	$ 68,684	$ -	$ 281,802

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$0.96	$0.33		$1.29
DILUTED	$0.94	$0.33		$1.27
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.06	-		$0.06
DILUTED	$0.06	-		$0.06
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.02	$0.33		$1.35
DILUTED	$1.00	$0.33		$1.33

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,982,485
DILUTED				211,557,985

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Three Months Ended June 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ (29,594)	$ -	$ (432)	$ (30,026)
Natural gas	11,169	-	-	11,169
Competitive businesses	(2,215)	94,405	2,429	94,619
Total	(20,640)	94,405	1,997	75,762

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(101,657)	19,207	-	(82,450)
Purchased power	8,704	15,440	2,239	26,383
Nuclear refueling outage expenses	(839)	2,907	-	2,068
Other operation and maintenance	44,458	4,694	(243)	48,909
Decommissioning	1,521	4,260	-	5,780
Taxes other than income taxes	12,733	4,397	-	17,130
Depreciation and amortization	5,859	6,385	-	12,244
Other regulatory charges (credits )- net	71,236	-	-	71,236
Total	42,015	57,290	1,996	101,300

OPERATING INCOME	(62,655)	37,115	1	(25,538)

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	(2,358)	-	-	(2,358)
Interest and dividend income	4,877	11,293	2,397	18,568
Equity in earnings (loss) of unconsolidated equity affiliates	(497)	3,173	-	2,676
Miscellaneous - net	1,639	(152)	-	1,486
Total	3,661	14,314	2,397	20,372

INTEREST AND OTHER CHARGES
Interest on long-term debt	2,943	(1,742)	-	1,202
Other interest - net	16,041	(574)	2,398	17,865
Allowance for borrowed funds used during construction	1,762	-	-	1,762
Preferred dividend requirements and other	(1,678)	-	-	(1,678)
Total	19,068	(2,316)	2,398	19,151

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(78,062)	53,745	-	(24,317)

Income taxes	1,357	(24,593)	-	(23,236)

INCOME FROM CONTINUING OPERATIONS	(79,419)	78,338	-	(1,081)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS (net of taxes)	(13,119)	-	-	(13,119)

CONSOLIDATED NET INCOME	$ (92,538)	$ 78,338	-	$ (14,200)

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	($0.35)	$0.42		$0.07
DILUTED	($0.35)	$0.40		$0.05
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.06)	-		($0.06)
DILUTED	($0.06)	-		($0.06)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	($0.41)	$0.42		$0.01
DILUTED	($0.41)	$0.40		($0.01)

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Six Months Ended June 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 4,307,793	$ -	$ (1,690)	$ 4,306,104
Natural gas	127,861	-	-	127,861
Competitive businesses	14,121	1,026,516	(11,190)	1,029,446
Total	4,449,775	1,026,516	(12,880)	5,463,411

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,241,104	141,910	-	1,383,014
Purchased power	1,020,862	36,299	(11,922)	1,045,239
Nuclear refueling outage expenses	38,586	49,003	-	87,589
Other operation and maintenance	860,055	345,177	(1,186)	1,204,046
Decommissioning	43,815	36,095	-	79,910
Taxes other than income taxes	204,196	34,835	-	239,031
Depreciation and amortization	425,825	45,237	-	471,063
Other regulatory charges (credits) - net	36,885	-	-	36,885
Total	3,871,328	688,556	(13,108)	4,546,777

OPERATING INCOME	578,447	337,960	228	916,634

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	24,717	-	-	24,717
Interest and dividend income	79,649	70,356	(38,947)	111,058
Equity in earnings (loss) of unconsolidated equity affiliates	920	1,181	-	2,101
Miscellaneous - net	(4,444)	(7,108)	(227)	(11,778)
Total	100,842	64,429	(39,174)	126,098

INTEREST AND OTHER CHARGES
Interest on long-term debt	245,139	2,017	-	247,156
Other interest - net	76,022	28,665	(38,919)	65,768
Allowance for borrowed funds used during construction	(14,915)	-	-	(14,915)
Preferred dividend requirements and other	10,699	1,737	(27)	12,409
Total	316,945	32,419	(38,946)	310,418

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	362,344	369,970	-	732,314

Income taxes	152,268	100,249	-	252,517

INCOME FROM CONTINUING OPERATIONS	210,076	269,721	-	479,797

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-	-	-	-

CONSOLIDATED NET INCOME	$ 210,076	$ 269,721	-	$ 479,797

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$1.05	$1.36		$2.41
DILUTED	$1.02	$1.32		$2.34
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	-	-		-
DILUTED	-	-		-
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.05	$1.36		$2.41
DILUTED	$1.02	$1.32		$2.34

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				198,754,673
DILUTED				204,785,090

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Six Months Ended June 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 4,271,887	$ -	$ (1,241)	$ 4,270,646
Natural gas	51,027	-	-	51,027
Competitive businesses	19,846	880,001	(24,983)	874,864
Total	4,342,760	880,001	(26,224)	5,196,537

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,381,075	120,716	-	1,501,791
Purchased power	1,044,774	19,244	(25,240)	1,038,778
Nuclear refueling outage expenses	39,859	44,681	-	84,540
Other operation and maintenance	745,482	358,394	(1,212)	1,102,664
Decommissioning	40,717	31,137	-	71,854
Taxes other than income taxes	163,530	30,938	-	194,468
Depreciation and amortization	385,735	37,597	-	423,332
Other regulatory charges (credits) - net	(102,946)	-	-	(102,946)
Total	3,698,226	642,707	(26,452)	4,314,481

OPERATING INCOME	644,534	237,294	228	882,056

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	24,367	-	-	24,367
Interest and dividend income	68,699	55,927	(45,658)	78,968
Equity in earnings (loss) of unconsolidated equity affiliates	17,886	(5,816)	-	12,070
Miscellaneous - net	(9,672)	(4,270)	(228)	(14,170)
Total	101,280	45,841	(45,886)	101,235

INTEREST AND OTHER CHARGES
Interest on long-term debt	238,551	4,600	-	243,151
Other interest - net	45,061	33,065	(45,631)	32,495
Allowance for borrowed funds used during construction	(14,450)	-	-	(14,450)
Preferred dividend requirements and other	14,102	1,737	(27)	15,812
Total	283,264	39,402	(45,658)	277,008

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	462,550	243,733	-	706,283

Income taxes	147,099	94,633	-	241,732

INCOME FROM CONTINUING OPERATIONS	315,451	149,100	-	464,551

INCOME FROM DISCONTINUED OPERATIONS (net of taxes of $5,986)	10,880	-	-	10,880

CONSOLIDATED NET INCOME	$ 326,331	$ 149,100	$ -	$ 475,431

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$1.52	$0.72		$2.24
DILUTED	$1.49	$0.71		$2.20
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.05	-		$0.05
DILUTED	$0.05	-		$0.05
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.57	$0.72		$2.29
DILUTED	$1.54	$0.71		$2.25

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,858,104
DILUTED				211,467,674

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Six Months Ended June 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 4,349,902	$ -	$ (1,241)	$ 4,348,661
Natural gas	106,167	-	-	106,167
Competitive businesses	19,845	880,001	(24,983)	874,863
Total	4,475,914	880,001	(26,224)	5,329,691

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,432,175	120,716	-	1,552,891
Purchased power	1,034,929	19,244	(25,240)	1,028,933
Nuclear refueling outage expenses	39,859	44,681	-	84,540
Other operation and maintenance	777,596	358,394	(1,212)	1,134,778
Decommissioning	40,800	31,137	-	71,937
Taxes other than income taxes	180,219	30,938	-	211,157
Depreciation and amortization	401,624	37,597	-	439,221
Other regulatory charges (credits) - net	(100,866)	-	-	(100,866)
Total	3,806,336	642,707	(26,452)	4,422,591

OPERATING INCOME	669,578	237,294	228	907,100

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	26,355	-	-	26,355
Interest and dividend income	68,156	55,927	(45,658)	78,425
Equity in earnings (loss) of unconsolidated equity affiliates	1,561	(5,816)	-	(4,255)
Miscellaneous - net	(9,804)	(4,270)	(228)	(14,302)
Total	86,268	45,841	(45,886)	86,223

INTEREST AND OTHER CHARGES
Interest on long-term debt	238,920	4,600	-	243,520
Other interest - net	46,067	33,065	(45,631)	33,501
Allowance for borrowed funds used during construction	(16,056)	-	-	(16,056)
Preferred dividend requirements and other	14,194	1,737	(27)	15,904
Total	283,125	39,402	(45,658)	276,869

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	472,721	243,733	-	716,454

Income taxes	157,270	94,633	-	251,903

INCOME FROM CONTINUING OPERATIONS	315,451	149,100	-	464,551

INCOME FROM DISCONTINUED OPERATIONS (net of taxes of $5,986)	10,880	-	-	10,880

CONSOLIDATED NET INCOME	$ 326,331	$ 149,100	$ -	$ 475,431

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$1.52	$0.72		$2.24
DILUTED	$1.49	$0.71		$2.20
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.05	-		$0.05
DILUTED	$0.05	-		$0.05
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.57	$0.72		$2.29
DILUTED	$1.54	$0.71		$2.25

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,858,104
DILUTED				211,467,674

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Six Months Ended June 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ (42,109)	$ -	$ (449)	$ (42,557)
Natural gas	21,694	-	-	21,694
Competitive businesses	(5,724)	146,515	13,793	154,583
Total	(26,139)	146,515	13,344	133,720

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(191,071)	21,194	-	(169,877)
Purchased power	(14,067)	17,055	13,318	16,306
Nuclear refueling outage expenses	(1,273)	4,322	-	3,049
Other operation and maintenance	82,459	(13,217)	26	69,268
Decommissioning	3,015	4,958	-	7,973
Taxes other than income taxes	23,977	3,897	-	27,874
Depreciation and amortization	24,201	7,640	-	31,842
Other regulatory charges (credits )- net	137,751	-	-	137,751
Total	64,992	45,849	13,344	124,186

OPERATING INCOME	(91,131)	100,666	-	9,534

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	(1,638)	-	-	(1,638)
Interest and dividend income	11,493	14,429	6,711	32,633
Equity in earnings (loss) of unconsolidated equity affiliates	(641)	6,997	-	6,356
Miscellaneous - net	5,360	(2,838)	1	2,524
Total	14,574	18,588	6,712	39,875

INTEREST AND OTHER CHARGES
Interest on long-term debt	6,219	(2,583)	-	3,636
Other interest - net	29,955	(4,400)	6,712	32,267
Allowance for borrowed funds used during construction	1,141	-	-	1,141
Preferred dividend requirements and other	(3,495)	-	-	(3,495)
Total	33,820	(6,983)	6,712	33,549

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(110,377)	126,237	-	15,860

Income taxes	(5,002)	5,616	-	614

INCOME FROM CONTINUING OPERATIONS	(105,375)	120,621	-	15,246

INCOME (LOSS) FROM DISCONTINUED OPERATIONS (net of taxes)	(10,880)	-	-	(10,880)

CONSOLIDATED NET INCOME	$ (116,255)	$ 120,621	-	$ 4,366

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	($0.47)	$0.64		$0.17
DILUTED	($0.47)	$0.61		$0.14
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.05)	-		($0.05)
DILUTED	($0.05)	-		($0.05)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	($0.52)	$0.64		$0.12
DILUTED	($0.52)	$0.61		$0.09

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Twelve Months Ended June 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 9,228,680	$ -	$ (3,115)	$ 9,225,565
Natural gas	206,012	-	-	206,012
Competitive businesses	29,154	1,931,810	(21,585)	1,939,379
Total	9,463,846	1,931,810	(24,700)	11,370,956

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,847,321	284,409	-	3,131,731
Purchased power	2,057,884	75,843	(22,833)	2,110,894
Nuclear refueling outage expenses	76,837	95,780	-	172,617
Other operation and maintenance	1,748,325	758,724	(2,323)	2,504,726
Decommissioning	86,096	67,930	-	154,026
Taxes other than income taxes	422,660	68,729	-	491,389
Depreciation and amortization	864,152	86,947	-	951,099
Other regulatory charges (credits) - net	19,231	-	-	19,231
Total	8,122,506	1,438,362	(25,156)	9,535,713

OPERATING INCOME	1,341,340	493,448	456	1,835,243

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	41,334	-	-	41,334
Interest and dividend income	168,139	138,748	(82,142)	224,745
Equity in earnings (loss) of unconsolidated equity affiliates	90,667	5,376	-	96,043
Miscellaneous - net	14,483	4,067	(456)	18,094
Total	314,623	148,191	(82,598)	380,216

INTEREST AND OTHER CHARGES
Interest on long-term debt	499,569	6,587	-	506,155
Other interest - net	133,556	60,475	(82,087)	111,944
Allowance for borrowed funds used during construction	(25,267)	-	-	(25,267)
Preferred dividend requirements and other	22,154	3,475	(55)	25,574
Total	630,012	70,537	(82,142)	618,406

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,025,951	571,102	-	1,597,053

Income taxes	234,822	213,887	-	448,709

INCOME FROM CONTINUING OPERATIONS	791,129	357,215	-	1,148,344

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of ($5,919))	(11,376)	-	-	(11,376)

CONSOLIDATED NET INCOME	$ 779,753	$ 357,215	-	$ 1,136,968

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$3.90	$1.76		$5.66
DILUTED	$3.84	$1.73		$5.57
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.06)	-		($0.06)
DILUTED	($0.05)	-		($0.05)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$3.84	$1.76		$5.60
DILUTED	$3.79	$1.73		$5.52

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				202,942,534
DILUTED				206,001,813

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Twelve Months Ended June 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 8,973,689	$ -	$ (2,897)	$ 8,970,792
Natural gas	89,300	-	-	89,300
Competitive businesses	42,571	1,711,857	(67,311)	1,687,117
Total	9,105,560	1,711,857	(70,208)	10,747,209

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,514,010	245,449	-	2,759,459
Purchased power	2,549,368	38,578	(68,207)	2,519,739
Nuclear refueling outage expenses	79,052	89,180	-	168,232
Other operation and maintenance	1,460,732	704,321	(2,457)	2,162,596
Decommissioning	80,384	61,068	-	141,452
Taxes other than income taxes	330,749	60,609	-	391,358
Depreciation and amortization	791,677	68,092	-	859,769
Other regulatory charges (credits) - net	(102,857)	-	-	(102,857)
Total	7,703,115	1,267,297	(70,664)	8,899,748

OPERATING INCOME	1,402,445	444,560	456	1,847,461

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	46,583	-	-	46,583
Interest and dividend income	140,020	106,976	(82,606)	164,390
Equity in earnings (loss) of unconsolidated equity affiliates	11,964	(12,502)	-	(538)
Miscellaneous - net	(16,681)	2,242	(456)	(14,895)
Total	181,886	96,716	(83,062)	195,540

INTEREST AND OTHER CHARGES
Interest on long-term debt	459,878	10,559	-	470,437
Other interest - net	96,255	58,678	(82,551)	72,382
Allowance for borrowed funds used during construction	(30,552)	-	-	(30,552)
Preferred dividend requirements and other	25,038	3,475	(55)	28,458
Total	550,619	72,712	(82,606)	540,725

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,033,712	468,564	-	1,502,276

Income taxes	392,037	164,887	-	556,924

INCOME FROM CONTINUING OPERATIONS	641,675	303,677	-	945,352

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of $(15,831))	(29,736)	-	-	(29,736)

CONSOLIDATED NET INCOME	$ 611,939	$ 303,677	$ -	$ 915,616

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$3.09	$1.46		$4.55
DILUTED	$3.03	$1.44		$4.47
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.14)	-		($0.14)
DILUTED	($0.14)	-		($0.14)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.95	$1.46		$4.41
DILUTED	$2.89	$1.44		$4.33

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,779,033
DILUTED				211,653,624

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Twelve Months Ended June 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 9,141,177	$ -	$ (2,897)	$ 9,138,280
Natural gas	190,527	-	-	190,527
Competitive businesses	42,571	1,711,857	(67,311)	1,687,117
Total	9,374,275	1,711,857	(70,208)	11,015,924

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,646,537	245,449	-	2,891,986
Purchased power	2,535,661	38,578	(68,207)	2,506,032
Nuclear refueling outage expenses	79,052	89,180	-	168,232
Other operation and maintenance	1,530,559	704,321	(2,457)	2,232,423
Decommissioning	80,467	61,068	-	141,535
Taxes other than income taxes	367,603	60,609	-	428,212
Depreciation and amortization	824,395	68,092	-	892,487
Other regulatory charges (credits) - net	(100,105)	-	-	(100,105)
Total	7,964,169	1,267,297	(70,664)	9,160,802

OPERATING INCOME	1,410,106	444,560	456	1,855,122

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	51,272	-	-	51,272
Interest and dividend income	143,566	106,976	(82,606)	167,936
Equity in earnings (loss) of unconsolidated equity affiliates	8,499	(12,502)	-	(4,003)
Miscellaneous - net	(20,546)	2,242	(456)	(18,760)
Total	182,791	96,716	(83,062)	196,445

INTEREST AND OTHER CHARGES
Interest on long-term debt	463,396	10,559	-	473,955
Other interest - net	102,615	58,678	(82,551)	78,742
Allowance for borrowed funds used during construction	(34,350)	-	-	(34,350)
Preferred dividend requirements and other	25,130	3,475	(55)	28,550
Total	556,791	72,712	(82,606)	546,897

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,036,106	468,564	-	1,504,670

Income taxes	394,431	164,887	-	559,318

INCOME FROM CONTINUING OPERATIONS	641,675	303,677	-	945,352

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of $(15,831))	(29,736)	-	-	(29,736)

CONSOLIDATED NET INCOME	$ 611,939	$ 303,677	$ -	$ 915,616

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$3.09	$1.46		$4.55
DILUTED	$3.03	$1.44		$4.47
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.14)	-		($0.14)
DILUTED	($0.14)	-		($0.14)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.95	$1.46		$4.41
DILUTED	$2.89	$1.44		$4.33

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,779,033
DILUTED				211,653,624

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Twelve Months Ended June 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 87,503	$ -	$ (218)	$ 87,285
Natural gas	15,485	-	-	15,485
Competitive businesses	(13,417)	219,953	45,726	252,262
Total	89,571	219,953	45,508	355,032

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	200,784	38,960	-	239,745
Purchased power	(477,777)	37,265	45,374	(395,138)
Nuclear refueling outage expenses	(2,215)	6,600	-	4,385
Other operation and maintenance	217,766	54,403	134	272,303
Decommissioning	5,629	6,862	-	12,491
Taxes other than income taxes	55,057	8,120	-	63,177
Depreciation and amortization	39,757	18,855	-	58,612
Other regulatory charges (credits )- net	119,336	-	-	119,336
Total	158,337	171,065	45,508	374,911

OPERATING INCOME	(68,766)	48,888	-	(19,879)

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	(9,938)	-	-	(9,938)
Interest and dividend income	24,573	31,772	464	56,809
Equity in earnings (loss) of unconsolidated equity affiliates	82,168	17,878	-	100,046
Miscellaneous - net	35,029	1,825	-	36,854
Total	131,832	51,475	464	183,771

INTEREST AND OTHER CHARGES
Interest on long-term debt	36,173	(3,972)	-	32,200
Other interest - net	30,941	1,797	464	33,202
Allowance for borrowed funds used during construction	9,083	-	-	9,083
Preferred dividend requirements and other	(2,976)	-	-	(2,976)
Total	73,221	(2,175)	464	71,509

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(10,155)	102,538	-	92,383

Income taxes	(159,609)	49,000	-	(110,609)

INCOME FROM CONTINUING OPERATIONS	149,454	53,538	-	202,992

INCOME (LOSS) FROM DISCONTINUED OPERATIONS (net of taxes)	18,360	-	-	18,360

CONSOLIDATED NET INCOME	$ 167,814	$ 53,538	-	$ 221,352

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$0.81	$0.30		$1.11
DILUTED	$0.81	$0.29		$1.10
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.08	-		$0.08
DILUTED	$0.09	-		$0.09
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$0.89	$0.30		$1.19
DILUTED	$0.90	$0.29		$1.19

*Totals may not foot due to rounding.

Entergy Corporation

Consolidated Cash Flow Statement
Three Months Ended June 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$267,602	$281,802	($14,200)
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(2,901)	(479)	(2,422)
Other regulatory charges (credits) - net	13,345	(58,928)	72,273
Depreciation, amortization, and decommissioning	280,733	254,825	25,908
Deferred income taxes, investment tax credits, and non-current taxes accrued	123,605	56,498	67,107
Equity in earnings of unconsolidated equity affiliates - net of dividends	(477)	(8,484)	8,007
Changes in working capital:
Receivables	(189,230)	(9,539)	(179,691)
Fuel inventory	(10,727)	14,957	(25,684)
Accounts payable	145,145	(29,330)	174,475
Taxes accrued	-	(12,027)	12,027
Interest accrued	(6,889)	(4,893)	(1,996)
Deferred fuel	(116,355)	73,216	(189,571)
Other working capital accounts	(62,695)	(37,005)	(25,690)
Provision for estimated losses and reserves	72,843	10,008	62,835
Changes in other regulatory assets	64,269	(89,853)	154,122
Other	(107,455)	27,260	(134,715)
Net cash flow provided by operating activities	470,813	468,028	2,785

INVESTING ACTIVITIES
Construction/capital expenditures	(414,548)	(288,254)	(126,294)
Allowance for equity funds used during construction	7,459	8,908	(1,449)
Nuclear fuel purchases	(34,522)	(33,223)	(1,299)
Proceeds from sale/leaseback of nuclear fuel	9,699	32,282	(22,583)
Proceeds from sale of assets and businesses	400	77,159	(76,759)
Payment for purchase of plant	(336,211)	-	(336,211)
Insurance proceeds received for property damages	82,081	10,330	71,751
Decrease in other investments	(31,954)	37,730	(69,684)
Proceeds from nuclear decommissioning trust fund sales	853,407	239,932	613,475
Investment in nuclear decommissioning trust funds	(885,548)	(261,504)	(624,044)
Other regulatory investments	-	(19,031)	19,031
Net cash flow used in investing activities	(749,737)	(195,671)	(554,066)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	1,222,125	489,281	732,844
Preferred stock	-	-	-
Common stock and treasury stock	22,817	3,567	19,250
Retirement of long-term debt	(365,033)	(488,097)	123,064
Repurchase of common stock	(267,274)	-	(267,274)
Redemption of preferred stock	-	(178,810)	178,810
Changes in credit line borrowings - net	-	-	-
Dividends paid:
Common stock	(106,505)	(112,268)	5,763
Preferred stock	(7,265)	(9,099)	1,834
Net cash flow provided by (used in) financing activities	498,865	(295,426)	794,291

Effect of exchange rates on cash and cash equivalents	(232)	(383)	151

Net increase (decrease) in cash and cash equivalents	219,709	(23,452)	243,161

Cash and cash equivalents at beginning of period	1,100,513	752,386	348,127

Cash and cash equivalents at end of period	$1,320,222	$728,934	$591,288

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$143,316	$136,025	$7,291
Income taxes	$197,317	$114,041	$83,276

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Reconsolidation of Entergy New Orleans)
Three Months Ended June 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$267,602	$281,802	($14,200)
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(2,901)	(479)	(2,422)
Other regulatory charges (credits) - net	13,345	(57,891)	71,236
Depreciation, amortization, and decommissioning	280,733	263,332	17,401
Deferred income taxes, investment tax credits, and non-current taxes accrued	123,605	47,084	76,521
Equity in earnings of unconsolidated equity affiliates - net of dividends	(477)	2,198	(2,675)
Changes in working capital:
Receivables	(189,230)	(60,784)	(128,446)
Fuel inventory	(10,727)	14,205	(24,932)
Accounts payable	145,145	19,167	125,978
Taxes accrued	-	63,653	(63,653)
Interest accrued	(6,889)	(4,626)	(2,263)
Deferred fuel	(116,355)	65,613	(181,968)
Other working capital accounts	(62,695)	(47,013)	(15,682)
Provision for estimated losses and reserves	72,843	9,927	62,916
Changes in other regulatory assets	64,269	(129,821)	194,090
Other	(107,455)	49,385	(156,840)
Net cash flow provided by operating activities	470,813	515,752	(44,939)

INVESTING ACTIVITIES
Construction/capital expenditures	(414,548)	(293,768)	(120,780)
Allowance for equity funds used during construction	7,459	9,817	(2,358)
Nuclear fuel purchases	(34,522)	(33,223)	(1,299)
Proceeds from sale/leaseback of nuclear fuel	9,699	32,282	(22,583)
Proceeds from sale of assets and businesses	400	77,159	(76,759)
Payment for purchase of plant	(336,211)	-	(336,211)
Insurance proceeds received for property damages	82,081	10,330	71,751
Decrease in other investments	(31,954)	(2,521)	(29,433)
Proceeds from nuclear decommissioning trust fund sales	853,407	239,932	613,475
Investment in nuclear decommissioning trust funds	(885,548)	(261,504)	(624,044)
Other regulatory investments	-	(19,031)	19,031
Net cash flow used in investing activities	(749,737)	(240,527)	(509,210)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	1,222,125	489,281	732,844
Preferred stock	-	-	-
Common stock and treasury stock	22,817	3,567	19,250
Retirement of long-term debt	(365,033)	(488,097)	123,064
Repurchase of common stock	(267,274)	-	(267,274)
Redemption of preferred stock	-	(178,810)	178,810
Changes in credit line borrowings - net	-	-	-
Dividends paid:
Common stock	(106,505)	(112,268)	5,763
Preferred stock	(7,265)	(9,191)	1,926
Net cash flow provided by (used in) financing activities	498,865	(295,518)	794,383

Effect of exchange rates on cash and cash equivalents	(232)	(383)	151

Net increase (decrease) in cash and cash equivalents	219,709	(20,676)	240,385

Cash and cash equivalents at beginning of period	1,100,513	777,931	322,582

Cash and cash equivalents at end of period	$1,320,222	$757,255	$562,967

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$143,316	$137,291	$6,025
Income taxes	$197,317	$54,311	$143,006

Entergy Corporation

Consolidated Cash Flow Statement
Six Months Ended June 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$479,797	$475,431	$4,366
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	8,038	41,683	(33,645)
Other regulatory charges (credits) - net	36,885	(102,946)	139,831
Depreciation, amortization, and decommissioning	550,973	496,632	54,341
Deferred income taxes, investment tax credits, and non-current taxes accrued	507,929	427,272	80,657
Equity in earnings of unconsolidated equity affiliates - net of dividends	(2,101)	(9,896)	7,795
Changes in working capital:
Receivables	(123,088)	318,480	(441,568)
Fuel inventory	(10,533)	(13,650)	3,117
Accounts payable	(137,102)	(285,750)	148,648
Taxes accrued	(189,410)	23,941	(213,351)
Interest accrued	(29,093)	(21,754)	(7,339)
Deferred fuel	37,705	272,835	(235,130)
Other working capital accounts	(169,775)	103,790	(273,565)
Provision for estimated losses and reserves	56,241	25,037	31,204
Changes in other regulatory assets	132,989	(165,527)	298,516
Other	(185,323)	(105,035)	(80,288)
Net cash flow provided by operating activities	964,132	1,480,543	(516,411)

INVESTING ACTIVITIES
Construction/capital expenditures	(717,115)	(952,432)	235,317
Allowance for equity funds used during construction	24,717	24,367	350
Nuclear fuel purchases	(219,328)	(124,250)	(95,078)
Proceeds from sale/leaseback of nuclear fuel	124,185	41,109	83,076
Proceeds from sale of assets and businesses	13,063	77,159	(64,096)
Payment for purchase of plant	(336,211)	(88,199)	(248,012)
Insurance proceeds received for property damages	82,081	10,330	71,751
Decrease in other investments	73,969	50,070	23,899
Proceeds from nuclear decommissioning trust fund sales	1,013,414	523,806	489,608
Investment in nuclear decommissioning trust funds	(1,075,084)	(573,921)	(501,163)
Other regulatory investments	-	(42,479)	42,479
Net cash flow used in investing activities	(1,016,309)	(1,054,440)	38,131

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,042,123	1,237,865	804,258
Preferred stock	-	73,354	(73,354)
Common stock and treasury stock	53,706	15,372	38,334
Retirement of long-term debt	(699,906)	(1,143,746)	443,840
Repurchase of common stock	(825,460)	-	(825,460)
Redemption of preferred stock	(2,250)	(181,060)	178,810
Changes in credit line borrowings - net	-	(40,000)	40,000
Dividends paid:
Common stock	(215,472)	(224,458)	8,986
Preferred stock	(13,344)	(16,760)	3,416
Net cash flow provided by (used in) financing activities	339,397	(279,433)	618,830

Effect of exchange rates on cash and cash equivalents	(243)	(556)	313

Net increase in cash and cash equivalents	286,977	146,114	140,863

Cash and cash equivalents at beginning of period	1,016,152	582,820	433,332

Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	17,093	-	17,093

Cash and cash equivalents at end of period	$1,320,222	$728,934	$591,288

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$297,229	$282,454	$14,775
Income taxes	$228,750	($231,325)	$460,075

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Reconsolidation of Entergy New Orleans)
Six Months Ended June 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$479,797	$475,431	$4,366
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	8,038	41,646	(33,608)
Other regulatory charges (credits) - net	36,885	(100,866)	137,751
Depreciation, amortization, and decommissioning	550,973	512,604	38,369
Deferred income taxes, investment tax credits, and non-current taxes accrued	507,929	488,737	19,192
Equity in earnings of unconsolidated equity affiliates - net of dividends	(2,101)	6,429	(8,530)
Changes in working capital:
Receivables	(123,088)	323,724	(446,812)
Fuel inventory	(10,533)	(7,582)	(2,951)
Accounts payable	(137,102)	(286,171)	149,069
Taxes accrued	(189,410)	29,829	(219,239)
Interest accrued	(29,093)	(21,205)	(7,888)
Deferred fuel	37,705	269,813	(232,108)
Other working capital accounts	(169,775)	96,879	(266,654)
Provision for estimated losses and reserves	56,241	24,956	31,285
Changes in other regulatory assets	132,989	(198,185)	331,174
Other	(185,323)	(97,036)	(88,287)
Net cash flow provided by operating activities	964,132	1,559,003	(594,871)

INVESTING ACTIVITIES
Construction/capital expenditures	(717,115)	(1,002,265)	285,150
Allowance for equity funds used during construction	24,717	26,355	(1,638)
Nuclear fuel purchases	(219,328)	(124,250)	(95,078)
Proceeds from sale/leaseback of nuclear fuel	124,185	41,109	83,076
Proceeds from sale of assets and businesses	13,063	77,159	(64,096)
Payment for purchase of plant	(336,211)	(88,199)	(248,012)
Insurance proceeds received for property damages	82,081	10,330	71,751
Decrease in other investments	73,969	(181)	74,150
Proceeds from nuclear decommissioning trust fund sales	1,013,414	523,806	489,608
Investment in nuclear decommissioning trust funds	(1,075,084)	(573,921)	(501,163)
Other regulatory investments	-	(42,479)	42,479
Net cash flow used in investing activities	(1,016,309)	(1,152,536)	136,227

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,042,123	1,237,858	804,265
Preferred stock	-	73,354	(73,354)
Common stock and treasury stock	53,706	15,372	38,334
Retirement of long-term debt	(699,906)	(1,143,746)	443,840
Repurchase of common stock	(825,460)	-	(825,460)
Redemption of preferred stock	(2,250)	(181,060)	178,810
Changes in credit line borrowings - net	-	(40,000)	40,000
Dividends paid:
Common stock	(215,472)	(224,458)	8,986
Preferred stock	(13,344)	(16,852)	3,508
Net cash flow provided by (used in) financing activities	339,397	(279,532)	618,929

Effect of exchange rates on cash and cash equivalents	(243)	(556)	313

Net increase in cash and cash equivalents	286,977	126,379	160,598

Cash and cash equivalents at beginning of period	1,016,152	630,876	385,276

Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	17,093	-	17,093

Cash and cash equivalents at end of period	$1,320,222	$757,255	$562,967

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$297,229	$282,911	$14,318
Income taxes	$228,750	($291,055)	$519,805